SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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TRANSAMERICA INVESTORS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Transamerica Investors, Inc.

Transamerica Premier Funds

1150 South Olive Street, 27th Floor

Los Angeles, California 90015

_______________

Notice of Special Meeting of Shareholders

to be held on February 25, 2008

Please take notice that a special meeting of shareholders of each series of Transamerica Investors, Inc. (the “Corporation”) will be held at the offices of the Corporation’s administrator, Transamerica Fund Services, Inc., located at 570 Carillon Parkway, St. Petersburg, Florida 33716, on February 25, 2008, at 11:00 a.m. (Eastern time), as adjourned or postponed from time to time (the “Special Meeting”). At the Special Meeting, shareholders of each series of the Corporation listed below (each series, a “Fund” and collectively, the “Funds”) will be asked to consider the following proposals (the “Proposals”):

I.	To elect a new Board of Directors of the Corporation;
II.	To approve a new Investment Advisory Agreement with Transamerica Fund Advisors, Inc. (“TFAI”);
III.	To approve a new Investment Subadvisory Agreement between TFAI and Transamerica Investment Management, LLC;
IV.

To vote on authorizing TFAI, with the approval of the Board of Directors of the Corporation, to select and change investment subadvisers for each Fund and enter into investment subadvisory agreements for each Fund without obtaining the approval of shareholders;

V.	To approve changes to the fundamental investment policies of each Fund; and
VI.	To transact such other business as may properly come before the Special Meeting.

After careful consideration of each Proposal, the Board of Directors of the Corporation approved Proposals I, II, III, IV and V and recommends that Fund shareholders vote “FOR” these Proposals.

Shareholders of record of each Fund at the close of business on November 29, 2007 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying joint proxy statement. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Funds at the principal executive offices of the Funds at the address above, or by voting in person at the Special Meeting.

By Order of the Board of Directors of the Corporation,

Dennis P. Gallagher

Vice President, General Counsel and Secretary

December [	], 2007

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES THAT YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

FUNDS PARTICIPATING IN THE SPECIAL MEETING

ON FEBRUARY 25, 2008

Transamerica Investors, Inc.

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Diversified Equity Fund

Transamerica Premier Balanced Fund

Transamerica Premier High Yield Bond Fund

Transamerica Premier Cash Reserve Fund

Transamerica Premier Institutional Equity Fund

Transamerica Premier Institutional Small Cap Value Fund

Transamerica Premier Institutional Diversified Equity Fund

Transamerica Premier Institutional Bond Fund

TABLE OF CONTENTS

Page
INTRODUCTION	2
Funds Subject to this Solicitation of Proxies	2
Overview of Proposals	2
Important Voting Information	4
Quorum, Vote Required and Manner of Voting Proxies	5
Vote Required	5
Manner of Voting	5

PROPOSAL I — TO ELECT BOARD MEMBERS	6
Reason for Proposed Realignment and Consolidation	6
Nominees	7
Officers of the Corporation	10
Nominee Ownership of Equity Securities	12
Compensation	13
Committees and Meetings of the Board	13
Required Vote	14

PROPOSAL II — TO APPROVE THE PROPOSED ADVISORY AGREEMENT	14
General Information	14
Current Advisory Arrangement	15
Proposed TFAI Advisory Arrangement	16
Board Evaluation of the Proposed Advisory Agreement	21
Required Vote	23

PROPOSAL III — TO APPROVE THE PROPOSED SUBADVISORY AGREEMENT	23
General Information	23
Proposed TIM Subadvisory Arrangement	24
Board Evaluation of the Proposed Subadvisory Agreement	26
Required Vote	27

PROPOSAL IV — TO VOTE ON AUTHORIZING TFAI, WITH THE APPROVAL OF THE BOARD, TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL	27
General Information	27
Proposed Subadviser Approval Policy	28
Reasons for Approving the Subadviser Approval Policy	29
Required Vote	30

PROPOSAL V — TO APPROVE CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND	30
Reasons for Proposal	30
Impact of Proposal V on the Funds	31
Evaluation by the Board	32
Proposed Fundamental Investment Policies	32
Required Vote	44

OTHER BUSINESS	44

ADDITIONAL INFORMATION	44
Administrator, Transfer Agent and Principal Underwriter	44
Annual and Semi-Annual Reports	44
Proxy Solicitation	44
Independent Registered Public Accounting Firm	45
5% Share Ownership	46
Shareholders Communications to the Board	46
Shareholders Sharing the Same Address	46
Shareholder Proposals	47
Fiscal Year	47
General	47
Information About the Funds	47

LIST OF APPENDICES	48

Appendix A: Funds’ Issued and Outstanding Shares

Appendix B: Nominating Committee Charter

Appendix C: Comparison of Terms of Advisory Agreements

Appendix D: Form of Investment Advisory Agreement Between the Corporation and TFAI

Appendix E: TIM’s and TFAI’s Directors and Principal Executive Officers

Appendix F: Information About Current Investment Advisory Agreement

Appendix G: Fees Paid to TIM and Affiliates

Appendix H: Other Funds Advised by TFAI and TIM

Appendix I: Form of Investment Subadvisory Agreement Between TFAI and TIM

Appendix J: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

Appendix K: Beneficial Owners of 5% or More of the Outstanding Shares of Each Fund

Transamerica Investors, Inc.

Transamerica Premier Funds

1150 South Olive Street, 27th Floor

Los Angeles, California 90015

JOINT PROXY STATEMENT

Special Meeting of Shareholders

to be held on February 25, 2008

This joint proxy statement (“Joint Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” and each member of the Board, a “Board Member”) of Transamerica Investors, Inc. (the “Corporation”). The proxies are being solicited for use at a special meeting of shareholders of each series of the Corporation listed in the accompanying notice (each series, a “Fund” or a “Premier Fund”), to be held at the offices of the Corporation’s administrator, Transamerica Fund Services, Inc., located at 570 Carillon Parkway, St. Petersburg, Florida 33716, on February 25, 2008, at 11:00 a.m. (Eastern time) (the “Special Meeting”), and at any and all adjournments or postponements thereof.

The Board has called the Special Meeting and is soliciting proxies from shareholders of each Fund with respect to the following proposals (the “Proposals”):

I.	To elect a new Board;
II.	To approve a new Investment Advisory Agreement with Transamerica Fund Advisors, Inc. (“TFAI”);
III.	To approve a new Investment Subadvisory Agreement between TFAI and Transamerica Investment Management, LLC (“TIM”);
IV.

To vote on authorizing TFAI, with the approval of the Board, to select and change investment subadvisers for each Fund and enter into investment subadvisory agreements for each Fund without obtaining the approval of shareholders;

V.	To approve changes to the fundamental investment policies of each Fund; and
VI.	To transact such other business as may properly come before the Special Meeting.

The Board has determined that the use of this Joint Proxy Statement for the Special Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

Shareholders of record at the close of business on November 29, 2007 (the “Record Date”) are entitled to vote at the Special Meeting.

If you have any questions about the Proposals or about voting, please call Computershare Fund Services, the Funds’ proxy solicitor, at (866) 436-5968.

This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about December [ ], 2007.

INTRODUCTION

Funds Subject to this Solicitation of Proxies

The Corporation, a Maryland corporation, is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds is a series of the Corporation (together, the “Premier Fund Family”). The Premier Fund Family currently consists of eleven Funds with approximately $2 billion in assets.

Overview of Proposals

Transamerica Investment Management, LLC (“TIM”) currently serves as the Fund’s investment adviser. TIM is an indirect, majority-owned subsidiary of AEGON N.V., a Netherlands corporation that is a publicly traded international insurance group. Transamerica Fund Advisors, Inc. (“TFAI”) currently serves as investment adviser to another complex of registered investment companies (the “TFAI Fund Family”). TFAI is an indirect, wholly-owned subsidiary of AEGON, N.V. Both TIM and TFAI are part of the AEGON Group of Companies. TFAI renders “manager of managers” services for the TFAI Fund Family by, among other things, selecting investment subadvisers to provide daily investment management services. The TFAI Fund Family is currently comprised of 160 funds with in excess of $53 billion in assets. As a “manager of managers,” TFAI’s role is to assemble a group of investment subadvisers, closely monitor their performance, and alter the composition of the group as necessary to adapt to market conditions or fund performance. TIM currently serves as subadviser to multiple funds in the TFAI Fund Family.

The AEGON Group of Companies believes that opportunities exist to consolidate the Premier Fund Family into the TFAI Fund Family (collectively, the “Fund Complex”). The goal is to take advantage of these opportunities in order to simplify and streamline the oversight and administration of the Fund Complex. All funds in the Fund Complex would operate under the adviser/subadviser structure currently employed by the TFAI Fund Family and be overseen by a single board and a single slate of officers. It is proposed that TIM continue to be responsible for the day-to-day management of the Funds’ portfolios as subadviser to each of the Premier Funds. Transamerica Fund Services, Inc. (“TFS”) would continue to serve as the administrator and transfer agent to the Premier Funds, and Transamerica Capital, Inc. (“TCI”) would continue to serve as the Funds’ distributor. The Fund Complex would offer more than 170 funds with over $55 billion in assets. As part of the consolidation and restructuring, it is anticipated that TFAI will, in the future, propose the combination of certain funds in the Fund Complex, including Premier Funds, though no specific combinations have yet been proposed to the Board.

In order to implement these consolidation plans, at a meeting held on November 8, 2007, the Board approved a series of measures that it believes will, among other things: (1) simplify oversight of the Funds through the election of a new Board, composed of the members of the Board who currently oversee funds in the TFAI Fund Family and a member of the Premier Fund Family Board; (2) benefit the Premier Funds by making them part of a larger family of investment companies that are managed by TFAI, the primary investment management provider in the AEGON Group of Companies; (3) maintain the continuity of investment management services rendered to the Funds by proposing TIM as subadviser to each of the Funds; (4) facilitate the efficient supervision and management of TIM and any other future subadvisers to the Funds by TFAI and the Board by moving to the adviser/subadviser structure; (5) allow access to additional distribution channels which may result in Fund asset growth over time and additional cost savings and scale advantages; (6) offer the possibility of further economies of scale by standardizing service providers across the Fund Complex; and (7) simplify and modernize the Funds to permit them to respond more quickly and favorably to changed circumstances with less expense and delay by adopting modernized and more standardized investment advisory agreements, investment subadvisory agreements and fundamental investment policies. The implementation of certain of these measures, which are summarized below, is subject to the approval of Fund shareholders.

Proposal I:  The current board members of the funds in the TFAI Fund Family, Leo J. Hill, Russell A. Kimball, Jr., Norm R. Nielsen, John W. Waechter, John K. Carter, Neal M. Jewell, Eugene M. Mannella, Joyce Galpern Norden and Patricia L. Sawyer, and a member of the Premier Fund Family Board, Sandra N. Bane, are proposed for election to the Board (the “Nominees”). Each Nominee, except John K. Carter, is not an “interested person,” as that term is defined in the 1940 Act, of the Corporation. As further discussed in this Joint Proxy Statement, Proposal I is designed to create operational and administrative efficiencies by electing a Board composed of Board Members who are familiar with TFAI, TIM and the TFAI and Premier Fund Families. The new Board would oversee all funds in the Fund Complex.

Proposal II:  The Board has approved a proposed new investment advisory agreement between TFAI and the Corporation on behalf of each of the Funds (the “Advisory Agreement”).

•	As a result of the appointment of TFAI as investment adviser, the Funds will become part of a larger complex of investment companies, all advised by TFAI.
•

The consolidation of investment advisory activities in TFAI is expected to result in a combined Fund Complex that will be served by an adviser which renders “manager of managers” services and which has significant experience, resources and depth. The Funds anticipate benefiting from potential future scale efficiencies, including efficiencies within the due diligence process, and economies and marketing advantages offered by retaining the primary investment management provider in the AEGON Group of Companies.

•

The investment advisory fees paid by Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund, Transamerica Premier Institutional Equity Fund, Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund and Transamerica Premier Institutional Bond Fund to TFAI under the Advisory Agreement will remain the same as the fees currently paid by the Funds to TIM.

•

For Transamerica Premier Focus Fund and Transamerica Premier Growth Opportunities Fund, the Funds will not, as scheduled starting May 1, 2008, begin paying an advisory fee with a performance-based component. Each of these Funds will instead revert back to the breakpoint fee structure that was in effect prior to the adoption of the performance-based advisory fee. By approving the proposed Advisory Agreement, shareholders will be approving the breakpoint fee structure and the elimination of the performance-based advisory fee.

•

For each of Transamerica Premier Equity Fund, Transamerica Diversified Equity Fund and Transamerica Premier Balanced Fund, the investment advisory fee with adjustment for variation in Fund operating expenses and expense cap will be removed and the Fund will pay the maximum fee as provided in its current advisory agreement. TFAI will agree separately to maintain the expense cap, though, as detailed in Proposal II, the term of the cap will change. By approving the proposed Advisory Agreement, shareholders will be approving the elimination of investment advisory fee with adjustment for variation in Fund operating expenses, the elimination of the expense cap from the Agreement, and the change to the cap.

•

All of the Funds are subject to expense limitation arrangements, pursuant to which TIM has undertaken to limit the Funds’ fees and expenses to certain levels. TFAI will maintain the same level of expense limitations, but, as detailed in Proposal II, for different terms for certain of the Funds. By approving the proposed Advisory Agreement, shareholders will be approving changes to the contractual expense caps.

Proposal III:  The Board has approved a proposed new investment subadvisory agreement between TFAI and TIM (the “Subadvisory Agreement”).

•

TIM currently serves as investment adviser for each Fund. With TIM as the subadviser to each Fund, and the investment objectives, strategies and risks of the Funds remaining the same, the day-to-day investment management of the Funds is expected to remain unchanged.

•	Under the proposed Subadvisory Agreement, TFAI (and not the Funds) will pay TIM for its services.
•	TFAI will have ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee subadvisers and recommend their hiring, termination and replacement.

Proposal IV:  The funds in the TFAI Fund Family have obtained an exemptive order from the Securities and Exchange Commission (the “SEC”) granting a conditional exemption from the 1940 Act requirement that all contracts pursuant to which persons serve as investment advisers, including investment subadvisers, to investment companies be approved by shareholders. In order to facilitate the efficient supervision and management of TIM and any future subadvisers to the Funds by the Board and TFAI, it is proposed that the Board be granted the authority to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of shareholders.

Proposal V:  The Board seeks approval of changes to the fundamental investment policies of each Fund. Proposal V is intended to simplify, modernize and standardize, to the extent possible, the fundamental investment policies of each Fund. If approved, each Fund’s fundamental investment policies would be the same as those of the mutual funds currently managed by TFAI. The proposed changes are intended to provide each Fund with greater investment flexibility and may facilitate the management of the Funds’ assets. In addition, the changes should simplify the process of monitoring compliance with the policies. Since legal requirements governing the Funds are complex and change from time to time, simplifying and standardizing compliance should benefit the Funds. Shareholders should note that these proposed changes are not expected to change the way the Funds are currently managed.

The matters presented to shareholders in this Joint Proxy Statement, if approved, are currently expected to take effect in the first quarter of 2008, although the actual date could be earlier or later.

The cost of this proposed restructuring, including the costs of these proxy materials and the costs of soliciting shareholders, will be borne by TFAI and/or its affiliates, and not the Funds or their shareholders.

The Board recommends that you vote “FOR” each of these five Proposals.

Important Voting Information

Each shareholder of record of a Fund at the close of business on the Record Date is entitled to one vote for each share held of the applicable Fund (with proportional fractional votes for fractional shares). The total number of shares of each Fund outstanding at the close of business on the Record Date is shown in Appendix A.

The Fund with respect to which your vote is being solicited is named on the proxy card included with this Joint Proxy Statement. If you have the right to vote with respect to more than one Fund as of the Record Date, you may receive more than one proxy card. Please sign, date and return each proxy card, or if you prefer to provide voting instructions by telephone or over the Internet, please vote on the Proposal(s) affecting each applicable Fund. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shareholder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more Proposals, the shares will be voted “FOR” each such Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all Proposals at any time before a vote is taken on a Proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Funds at the principal executive offices of the Funds at the address above), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary (as discussed under “Quorum, Vote Required and Manner of Voting Proxies” below), please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of shareholders is required to take action at the Special Meeting. Shareholders of at least a majority of outstanding shares entitled to vote at the Special Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

A quorum of the shareholders of the Corporation as a whole is required in order to take action with respect to Proposal I, and a quorum of the shareholders of each Fund is required in order for action to be taken by the shareholders of that Fund with respect to Proposals II, III, IV and V, whether or not there is a quorum of the shareholders of the Corporation as a whole.

Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter.

In the absence of a quorum, or if a quorum is present but sufficient votes to approve a Proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of the Special Meeting. A vote may be taken on any Proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

Proposal I.  Each Nominee must be elected by a majority of the votes cast at the Special Meeting. Shareholders of all of the Funds vote together as a single class. Assuming the presence of a quorum, abstentions and broker non-votes have no effect on Proposal I.

Proposals II, III, IV and V.  Each Fund votes separately with respect to Proposals II, III, IV and V. With respect to each Fund, approval of each of Proposals II, III, IV and V, if a quorum of the Fund’s shareholders is present at the Special Meeting, requires the vote of a “majority of the outstanding voting securities” of that Fund within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the shares that are present or represented by proxy at the Special Meeting, if the shareholders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares (“1940 Act Majority Vote”). Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposals II, III, IV and V.

Manner of Voting

Broker-dealer firms holding shares in a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Special Meeting. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to Proposals II, III, IV and V. A signed proxy card or other authorization by a beneficial owner of shares in a Fund that does not specify how the beneficial owner’s shares should be voted on a Proposal may be deemed an instruction to vote such shares in favor of the applicable Proposal.

If you hold shares in a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the Fund’s distributor, the service agent may be the record shareholder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a beneficial shareholder that does not specify how the beneficial shareholder’s shares should be voted on a Proposal may be deemed an instruction to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions or in the same proportion as those shares for which the Fund receives voting instructions from other shareholders. This practice is sometimes called “proportional voting” or “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer, or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

PROPOSAL I — TO ELECT BOARD MEMBERS

The purpose of this Proposal I is for the Corporation to elect a Board. At a Board meeting held on November 8, 2007, the current Board Members of the Corporation nominated the ten Nominees to serve as Board Members.

As described above, the AEGON Group of Companies believes that opportunities exist to consolidate the Premier Fund Family into the TFAI Fund Family, and is recommending the consolidation, thereby creating an over $55 billion Fund Complex offering more than 170 funds. TFAI and TIM recommended to the Board the election of a single board (the “New Board”) to oversee the consolidated Fund Complex. The Board has concluded that the Funds will enjoy operational and administrative efficiencies if the same individuals serve as Board Members for the Premier Funds and the other funds in the Fund Complex, as discussed below.

Nine of the Nominees, Leo J. Hill, Russell A. Kimball, Jr., Norm R. Nielsen, John W. Waechter, John K. Carter, Neal M. Jewell, Eugene M. Mannella, Joyce Galpern Norden and Patricia L. Sawyer, currently serve as board members of funds in the TFAI Fund Family, and one of the Nominees, Sandra N. Bane, is a member of the Premier Fund Family Board.

The Nominees were nominated by the Board, including the Board Members who are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Board Members”), of the Fund Complex, TIM or TFAI.

It is intended that the enclosed proxy card will be voted for all Nominees for the New Board unless a proxy contains specific instructions to the contrary. The Nominees’ term of office will commence upon their acceptance of their elections, which is expected to occur during the first quarter of 2008.

Reason for Proposed Realignment and Consolidation

The Board has determined that the election of the New Board to oversee the Funds and other funds in the combined Fund Complex may provide benefits to shareholders of the Funds. In reaching this conclusion, the Board identified numerous potential advantages to the Funds and their shareholders, including:

•	increased availability of management’s time and resources for providing services to the Funds and focusing on long-term strategic initiatives;
•	consistent governance and operations approaches for the Funds and the other funds in the Fund Complex;
•	more efficient Board oversight, including a uniform approach to overseeing investment and compliance operations;
•	potential cost savings from a consolidation of Board Members and Board meetings throughout the Fund Complex;
•	the enhanced influence of a single Board for all funds in the Fund Complex;
•	facilitation of the anticipated future integration of the Funds with other funds in the Fund Complex, offering the possibility of additional economies of scale for shareholders; and
•

the benefits of having Board Members who are familiar with the funds in the Premier Fund Family and in the TFAI Fund Family, as well as management personnel serving the Premier Funds and other funds in the Fund Complex.

The Board also noted that a consolidated board structure would be consistent with that of many other fund groups having a common investment adviser.

Nominees

You are being asked to elect the Board Members of your Fund. If elected, the Nominees will comprise the entire Board of the Corporation, and each of them will hold office until his or her successor has been duly elected or appointed, until reaching the mandatory retirement age, or until his or her earlier death, resignation or removal.

Each Nominee has consented to serve on the New Board if elected by shareholders. If, however, before election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by members of your Board.

A Nominee is deemed “independent” if the Nominee is not an “interested person,” as that term is defined in Section 2(a)(19) of the 1940 Act (an “Independent Nominee”), of the Fund Complex. Each of the Nominees, other than Mr. John K. Carter, is considered an “Independent Nominee.” Mr. Carter is an “interested person” under the 1940 Act by virtue of his position with TFAI and its affiliates, as described in the table below. If elected, Mr. Carter will serve as Chairman of the New Board.

The mailing address of each Nominee is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Nominees, their ages, their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Fund Complex the Nominees are nominated to oversee if elected, and other board memberships they hold are set forth in the table below.

Name and Age	Position(s) Held with the Investment Companies	Length of Time Served(†)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex to be Overseen by Nominee	Other Board Memberships Held by Nominee

Independent Nominees :(††)
Sandra N. Bane Age: 55	Nominee/Board Member	Since 2003	Retired KPMG (1999 to present); Director, the Corporation (2003 to present).	171	Big 5 Sporting Goods (2002 to present); Petco (2004 to present)
Leo J. Hill Age: 51	Nominee	Since 2001

Principal, Advisor Network Solutions, LLC (business consulting) (2006 to present); Trustee, Diversified Investors Portfolios (“DIP”), The Diversified Investors Funds Group (“DIFG”), The Diversified Investors Funds Group II (“DIFG II”), and Diversified Investors Strategic Variable Funds (“DISVF”) (2007 to present); Trustee, Transamerica IDEX Mutual Funds (“TA IDEX”) (2002 to present); Director, Transamerica Income Shares, Inc. (“TIS”) (2002 to present); Trustee, AEGON/Transamerica Series Trust (“ATST”) (2001 to present); Owner and President, Prestige Automotive Group (2001 to 2005); President, L. J. Hill & Company (1999 to present).

				171	None

Russell A. Kimball, Jr. Age: 63	Nominee	Since 1986	Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Trustee, TA IDEX (2002 to present); Director, TIS (2002 to present); Trustee, ATST (1986 to present); General Manager, Sheraton Sand Key Resort (1975 to present).	171	None

Norm R. Nielsen Age: 68	Nominee	Since 2006	Retired (2005 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Trustee, TA IDEX (2006 to present); Director, TIS (2006 to present); Trustee, ATST (2006 to present); Director, Iowa City Area Development (1996 to 2004); Director, Iowa Health Systems (1994 to 2003); Director, U.S. Bank (1987 to 2006); President, Kirkwood Community College (1979 to 2005).	171	Buena Vista University Board of Trustees (2004 to present)

John W. Waechter Age: 55	Nominee	Since 2004	Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Trustee, TA IDEX (2005 to present); Director, TIS (2004 to present); Trustee, ATST (2004 to present); employee, RBC Dain Rauscher (securities dealer) (March 2004 to May 2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 to 2004); Treasurer, The Hough Group of Funds (1993 to 2004).	171	None

Neal M. Jewell Age: 72	Nominee	Since 1993	Retired (2004 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (1993 to present); Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 to 2004).	171	None

Eugene M. Mannella Age: 53	Nominee	Since 1993	Self-employed consultant (2006 to present); President, Arapain Partners LLC (limited purpose broker-dealer) (1998 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (1994 to present); President, International Fund Services (alternative asset administration) (1993 to 2005).	171	None

Joyce Galpern Norden Age: 68	Nominee	Since 1993	Retired (2004 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP (2002 to present); Trustee, DIFG, DIFG II, and DISVF (1993 to present); Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 to 2004).	171	Board of Governors, Reconstructionist Rabbinical College (2007 to present)

Patricia L. Sawyer Age: 57	Nominee	Since 1993	Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (1993 to present); President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 to present).	171	None

Interested Nominee:(†††)

John K. Carter Age: 46	Nominee	Since 2006

Chief Executive Officer (July 2006 to present), Vice President, Secretary and Chief Compliance Officer (2003 to August 2006), the Corporation; President and Chief Executive Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), TA IDEX; Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), ATST; Director (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (2002 to June 2006), General Counsel, Secretary and Chief Compliance Officer (2002 to August 2006), TIS; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2000 to present), General Counsel and Secretary (2000 to August 2006), Chief Compliance Officer (2004 to August 2006), TFAI; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2001 to present), General Counsel and Secretary (2001 to August 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 to present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIFI”) (2002 to 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 to 2005) and TIM (2001 to 2005).

			171	None

__________

†	Indicates the earliest year in which the Nominee became a board member for a fund in the Fund Complex.

††	“Independent Nominee” means a person who is not an “interested person,” as that term is defined in Section 2(a)(19) of the 1940 Act.

†††	Mr. Carter is an “interested person” under the 1940 Act because of his position with TFAI and certain of its affiliates. If elected, Mr. Carter will serve as Chairman of the New Board.

On November 8, 2007, the Board voted to establish a retirement policy mandating retirement at the end of the year in which a Board Member attains 75 years of age.

The Corporation’s By-laws provide that each Board Member and officer will be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Board Member or officer and against amounts paid or incurred by him or her in the settlement thereof. No indemnification will be provided to a Board Member or officer against any liability to the Corporation or its shareholders by reason of willful misfeasance, active and deliberate dishonesty, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Officers of the Corporation

The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Corporation and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position(s) Held with the Investment Companies	Length of Time Served*	Principal Occupation(s) During the Past Five Years
John K. Carter Age: 46	Chief Executive Officer and President	Since 2006	See the table above.

Dennis P. Gallagher Age: 36	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, the Corporation, TA IDEX, ATST and TIS (September 2006 to present); Vice President, General Counsel and Secretary, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President and Secretary, the Corporation (September 2006 to present); Director, Senior Vice President, General Counsel and Secretary, TFAI and TFS (September 2006 to present); Director, Deutsche Asset Management (1998 to 2006).

Elizabeth L. Belanger Age: 35	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer	Since 2007

Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, the Corporation (November 2007 to present); Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, TA IDEX, ATST and TIS (July 2007 to present); Deputy General Counsel and Conflicts of Interest Officer (August 2007 to present), Assistant Secretary (August 2005 to present), DIP, DIFG, DIFG II and DISVF; Vice President and Senior Counsel, Diversified (with Diversified since 2005); Director, TFLIC (April 2006 to present); Director of Compliance, Domini Social Investments LLC (November 2003 to May 2005); Associate, Bingham McCutchen LLP (September 1997 to October 2003).

Joe Carusone Age: 42	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer, the Corporation (November 2007 to present); Vice President, Treasurer and Principal Financial Officer, TA IDEX, ATST and TIS (July 2007 to present); Vice President (August 2007 to present), Treasurer and Principal Financial Officer (2001 to present), DIP, DIFG, DIFG II and DISVF; Vice President, Diversified (with Diversified since 1999); President, Diversified Investors Securities Corp. (“DISC”) (February 2007 to present); Director, TFLIC (2004 to present).

Christopher A. Staples Age: 37	Vice President and Chief Investment Officer	Since 2007

Vice President and Chief Investment Officer, the Corporation (November 2007 to present); Vice President (July 2007 to present), Chief Investment Officer (June 2007 to present), Senior Vice President (June 2007 to July 2007), Senior Vice President - Investment Management (July 2006 to June 2007), Vice President - Investment Management (2004 to July 2006), TA IDEX, ATST and TIS; Vice President and Chief Investment Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President, Investment Administration, TII (2004 to present); Director, TFS (2005 to present); Assistant Vice President, Raymond James & Associates (1999 to 2004).

T. Gregory Reymann, II Age: 49	Chief Compliance Officer	Since 2006

Chief Compliance Officer (September 2006 to present) and Vice President (2005 to present), the Corporation; Chief Compliance Officer TA IDEX, ATST, TIS and TFAI (September 2006 to present); Senior Vice President, TFAI (September 2006 to present); Senior Vice President, TA IDEX, ATST and TIS (September 2006 to July 2007); Vice President and Senior Counsel, TFS (2005 to 2006); Vice President and Counsel, TA IDEX, ATST, TFAI and TIS (2004 to 2006), TFS (2004 to 2005) and TIF (2004); Attorney, Gould, Cooksey, et al. (2002 to 2004).

Michael Masson Age: 36	Assistant Treasurer	Since 2007

Assistant Treasurer, the Corporation (November 2007 to present); Assistant Treasurer, TA IDEX, ATST and TIS (July 2007 to present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Assistant Vice President, ATST and TIS (2005 to present); Assistant Vice President, TII (2005 to present); Assistant Vice President, TFS and TFAI (2005 to present); Assistant Vice President, JPMorgan Chase & Co. (1999 to 2005).

Suzanne Valerio-Montemurro Age: 42	Assistant Treasurer	Since 2007

Assistant Treasurer, the Corporation (November 2007 to present); Assistant Treasurer, TA IDEX, ATST and TIS (July 2007 to present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President, Diversified (with Diversified since 1998).

____________

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

As of September 30, 2007, all Board Members and officers as a group owned less than 1% of the outstanding shares of each Fund.

Nominee Ownership of Equity Securities

The following table shows the amount of equity securities beneficially owned by the Nominees as of September 30, 2007 in the Funds and in all the funds in the Fund Complex:

Nominee	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in all Funds to be Overseen by Nominee in Fund Complex
Independent Nominees:
Sandra N. Bane
Neal M. Jewell
Eugene M. Mannella
Joyce Galpern Norden
Patricia L. Sawyer
Leo J. Hill
Russell A. Kimball, Jr.
Norm R. Nielsen
John W. Waechter
Interested Nominee:
John K. Carter

None of the Independent Nominees or their immediate family members had any interest in the investment adviser or distributor of the Corporation, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Nominee’s spouse, children residing in the Nominee’s household and dependents of the Nominee.

Compensation

The following table provides compensation amounts paid to Independent Board Members of the Funds for the fiscal year ended December 31, 2006. Mr. Richard Crowell, an Independent Board Member, joined the Board in May of 2007, and therefore does not appear in the table below.  Mr. Gary Rolle, an “interested person,” as that term is defined in the 1940 Act, of the Corporation, does not receive compensation from the Funds or other funds in the Fund Complex, but may be reimbursed for out-of-pocket expenses relating to attendance at meetings of the Board or committees.

	Sandra N. Bane	David R. Carpenter	Sidney E. Harris*	Charles C. Reed	Carl R. Terzian
Transamerica Premier Focus Fund	1,971	1,570	1,570	1,771	1,570
Transamerica Premier Equity Fund	9,702	7,727	7,727	8,713	7,727

Transamerica Premier Growth Opportunities Fund	3,041	2,423	2,423	2,732	2,423
Transamerica Premier Diversified Equity Fund	3,677	2,929	2,929	3,303	2,929
Transamerica Premier Balanced Fund	6,856	5,462	5,462	6,159	5,462
Transamerica Premier High Yield Bond Fund	2,272	1,810	1,810	2,041	1,810
Transamerica Premier Cash Reserve Fund	970	773	773	872	773
Transamerica Premier Institutional Equity Fund	966	770	770	868	770
Transamerica Premier Institutional Small Cap Value Fund	12	10	10	11	10
Transamerica Premier Institutional Diversified Equity Fund	12	9	9	11	9
Transamerica Premier Institutional Bond Fund	21	17	17	19	17
Total Compensation from the Fund Complex	29,500	23,500	23,500	26,500	23,500
Number of Funds in the Fund Complex Overseen by Board Member	11	11	11	11	11

* Sidney Harris resigned as a Board Member effective December 31, 2006.

None of the Funds currently provides any pension or retirement benefits to Board Members or officers.

Charles C. Reed, currently Chairman of the Board, will be appointed as an ex-officio adviser to management to consult with management regarding the integration of the Premier Fund Family into the Fund Complex. Mr. Reed will assume this position when the New Board takes office, and will hold the position for a term of one year. Mr. Reed will receive $27,300 for the position which will be paid by management.

Committees and Meetings of the Board

The business and affairs of the Corporation are managed by or under the direction of the Board.

During the fiscal year ended December 31, 2006, the Board met five times.

The Corporation does not hold annual meetings of shareholders, and therefore does not have a policy regarding attendance of Board Members at annual meetings of shareholders.

The Board currently has two standing committees: an Audit Committee and a Nominating Committee.

Audit Committee

The Audit Committee is responsible for reviewing the financial reporting process, the system of internal control, and the audit process. Members of the Audit Committee are Sandra N. Bane (Chairperson), Charles C. Reed, David R. Carpenter and Carl R. Terzian. The Audit Committee met 3 times during the fiscal year ended December 31, 2006.

Nominating Committee

The Nominating Committee is responsible for nominating and evaluating independent candidates proposed to become members of the Board. The Nominating Committee will consider nominees recommended by shareholders. Shareholder nominee recommendations should be submitted to the Nominating Committee in care of the Secretary of the Funds. Members of the Nominating Committee are David R. Carpenter (Chairperson), Charles C. Reed and Carl R. Terzian. The Nominating Committee did not meet during the fiscal year ended December 31, 2006. The Nominating Committee acts pursuant to a written charter, a copy of which is attached hereto as Appendix B.

Required Vote

This Proposal I must be approved by a majority of the votes cast in person or by proxy at the Special Meeting at which a quorum exists.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

PROPOSAL II — TO APPROVE THE PROPOSED ADVISORY AGREEMENT

WITH TRANSAMERICA FUND ADVISORS, INC.

Shareholders of each Fund are being asked to approve an Advisory Agreement between the Fund and a new investment adviser, TFAI. All funds in the TFAI Fund Family currently have TFAI as investment adviser. TFAI will supervise and oversee the operations of a subadviser, currently proposed to be TIM. General descriptions of the proposed Advisory Agreement with TFAI and the investment advisory agreement currently in effect with TIM and a general comparison of the agreements are included below. More detailed comparisons are included in Appendix C. The form of the proposed Advisory Agreement is attached hereto as Appendix D.

General Information

As described above, TFAI currently serves as the investment adviser to the TFAI Fund Family. TFAI renders “manager of managers” services to the TFAI Fund Family by, among other things, selecting investment subadvisers to provide daily investment management services. The TFAI Fund Family is currently comprised of 159 open-end funds and one closed-end fund. As a “manager of managers,” TFAI’s role is to assemble one or more investment subadvisers, closely monitor their performance and alter the composition of the group as necessary to adapt to market conditions or fund performance.

TIM currently serves as the Funds’ investment adviser. TIM is controlled by TISI, which is a subsidiary of Transamerica Corporation. Transamerica Corporation is a subsidiary of AEGON N.V. Both TIM and TFAI are part of the AEGON Group of Companies. As described in detail in Proposal III below, it is proposed that TIM continue to be responsible for the day-to-day management of the Funds’ portfolios as subadviser to each Fund.

The AEGON Group of Companies believes that opportunities exist to consolidate the Premier Fund Family into the TFAI Fund Family. The goal is to take advantage of these opportunities in order to simplify and streamline the oversight and administration of the Fund Complex. All funds in the Fund Complex would operate under the adviser/subadviser structure currently employed by the TFAI Fund Family, with TFAI serving as investment adviser to each of the funds in the Fund Complex. It is proposed that TIM continue to be responsible for the day-to-day management of the Funds’ portfolios as subadviser to each of the Premier Funds. As part of the consolidation and restructuring of the Fund Complex, it is anticipated that TFAI will, in the future, propose the combination of certain existing Funds, though no specific combinations have yet been proposed to the Board.

The Board approved, on behalf of each Fund, the proposed Advisory Agreement, subject to shareholder approval. If so approved, this agreement will result in the replacement of TIM by TFAI as investment adviser to the Funds. If TFAI is approved as investment adviser to the Funds, the TFAI and Premier Fund Families will be consolidated forming the Fund Complex which would offer more than 170 funds with over $55 billion in assets. To help ensure continuity and consistency of management of the Funds, it is proposed that TIM continue to be responsible for the day-to-day management of the Funds’ portfolios as subadviser to each Fund, as described in Proposal III below. In addition, the investment objectives, strategies and risks of the Funds will not change as a result of TFAI becoming the investment adviser to the Funds. Consequently, the day-to-day investment activities of the Funds are expected to remain substantially the same.

TFS will continue to serve as the administrator and transfer agent to the Funds, and TCI will continue to serve as the Funds’ distributor.

Current Advisory Arrangement

Current Investment Adviser

TIM, a Delaware limited liability company, is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, California 90025. TIM is controlled by Transamerica Investment Services, Inc. (“TISI”). TISI is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is a subsidiary of AEGON N.V.

TIM’s directors and principal executive officers, together with their addresses and principal occupations, are listed as Appendix E. No officer or Board Member of the Funds (who is not a director of TIM) owns securities or has any other material direct or indirect interest in TIM or is a person controlling, controlled by or under common control with TIM.

Current Advisory Agreement

TIM manages the assets of each Fund pursuant to an investment advisory agreement dated as of May 1, 2005, and amended and restated as of August 9, 2007 with regard to Transamerica Premier Focus Fund and Transamerica Premier Growth Opportunities Fund (the “Current Advisory Agreement”). The Current Advisory Agreement was most recently submitted to a vote of investors on April 25, 2005. The contractual investment advisory fees payable to TIM as investment adviser to the Fund, and the aggregate amount of advisory fees paid to TIM during the last fiscal year ended December 31, 2006 are set forth in Appendix F. The continuation of the Current Advisory Agreement was last approved by the Board on February 23, 2007. Fees paid to other fund service providers affiliated with TIM during the last fiscal year are set forth in Appendix G.

Under the Current Advisory Agreement, TIM, subject to the supervision of the Board, provides a continuous investment program for each Fund, consistent with the Corporation’s Articles of Incorporation and each Fund’s investment objective and policies adopted and declared by the Board and stated in the Fund’s current prospectus. The Current Advisory Agreement provides that TIM is to supervise the purchase and sale of securities, including the selection of brokers and dealers to execute such transactions, and to determine, in its discretion, which issuers and securities are to be owned or held in the Funds and to report thereon to the Board.

The Current Advisory Agreement states that TIM is authorized and directed to place a Fund’s securities transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that TIM, consistent with its obligation to achieve best execution of the Fund’s securities transactions, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TIM determines, in good faith, that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of TIM.

The Current Advisory Agreement provides that TIM, subject to applicable laws, regulations, orders and regulatory interpretations, may, at its expense and subject to its supervision, engage one or more persons, including without limitation subsidiaries and affiliated persons of TIM, to render any or all of the investment advisory services that TIM is obligated to render under the Agreement. The Current Advisory Agreement notes that the appointment of one or more subadvisers does not relieve TIM of its obligations under the Agreement.

Under the terms of the Current Advisory Agreement, except as may otherwise be provided by the 1940 Act, neither TIM nor its officers, directors, employees or agents shall be subject to any liability to the Corporation or a Fund or any shareholder of a Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of, any service to be rendered thereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

The Current Advisory Agreement was approved by the Board for an initial term of two years, and continues in effect from year to year if such continuance is approved at least annually thereafter in accordance with the terms of the 1940 Act. The Current Advisory Agreement also provides that it will immediately terminate in the event of its “assignment” (as defined in the 1940 Act), and may be terminated without penalty by the Board or by vote of a majority of the Fund’s outstanding voting shares on 60 days’ written notice to TIM, or by TIM on 60 days’ written notice to the Corporation.

Proposed TFAI Advisory Arrangement

New Investment Adviser

TFAI is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly-owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. AEGON USA, Inc. is an indirect, wholly-owned subsidiary of AEGON, N.V.

TFAI’s directors and principal executive officers, together with their addresses and principal occupations, are listed in Appendix E. No officer or Board Member of the Funds (who is not a director of TFAI) owns securities or has any other material direct or indirect interest in TFAI or is a person controlling, controlled by or under common control with TFAI.

Appendix H to this Joint Proxy Statement sets forth certain information regarding each registered investment company portfolio advised by TFAI with an investment objective similar to that of a Fund.

At a meeting of the Board held on November 8, 2007, the Board approved the proposed Advisory Agreement to appoint TFAI as investment adviser to each Fund, subject to shareholder approval.

Proposed Advisory Agreement

The 1940 Act requires that the proposed Advisory Agreement be approved by the shareholders of each Fund in order for it to become effective with respect to that Fund. At Board meetings held on November 8, 2007, and for the reasons discussed below (see “Board Evaluation of the Proposed Advisory Agreement”), the Board, including a majority of the Independent Board Members, approved the proposed Advisory Agreement, with respect to each Fund, and recommended its approval by shareholders of each Fund. Set forth below is a general description of the proposed Advisory Agreement. A form of the proposed Advisory Agreement is set forth in Appendix D to this Joint Proxy Statement and qualifies this discussion in its entirety.

Pursuant to the proposed Advisory Agreement, TFAI is subject to the supervision of the Board and, in conformity with the stated policies of the Corporation and the Fund, manages the operations of the Fund. TFAI is authorized to enter into subadvisory agreements with subadvisers for investment advisory services in connection with the management of any Fund. TFAI will supervise the activities of each subadviser it retains, and the subadvisory agreement will impose on the subadviser all the conditions to which TFAI is subject under the proposed Advisory Agreement. TFAI will review the performance of all subadvisers, and makes recommendations to the Board with respect to the retention and renewal of subadvisory agreements.

The proposed Advisory Agreement reflects, consistent with recent regulatory initiatives, an increased role for the Board, particularly in areas where TFAI may have a conflict of interest in providing services to a Fund. For example, in recent years, there has been an increased focus on the payment of brokerage fees by investment companies in connection with their portfolio transactions, and the role of a fund’s adviser in selecting brokers to execute a fund’s trades, in particular where the adviser may benefit directly, such as in the use of “soft dollars.” The proposed Advisory Agreement, while permitting TFAI to select brokers for the Funds and to utilize soft dollars as now permitted under applicable law, permits the Board to adopt policies and procedures relating to brokerage practices that may limit the broad authority granted to TFAI in the proposed Advisory Agreement.

Comparison of Current Advisory Agreement to the Proposed Advisory Agreement

Set forth below is a general description of the terms of the proposed Advisory Agreement and a general comparison with the terms of the Current Advisory Agreement. A copy of the form of proposed Advisory Agreement is attached hereto as Appendix D and you should refer to Appendix D for the complete terms of the proposed Advisory Agreement. A more detailed examination of the material differences between the proposed Advisory Agreement and the Current Advisory Agreement is set forth in Appendix C and you should refer to Appendix C to determine how the proposed Advisory Agreement may differ in any material respect from your Fund’s Current Advisory Agreement.

Fees.  The investment advisory fees paid by Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund, Transamerica Premier Institutional Equity Fund, Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund and Transamerica Premier Institutional Bond Fund to TFAI under the Advisory Agreement will remain the same as the fees currently paid by the Funds to TIM. Had the proposed Advisory Agreement been in place during the past fiscal year, TFAI would have received the same amount of advisory fees from the Funds as TIM. Please refer to Appendix F for a list of fees payable by each Fund and fees paid to TIM during the past fiscal year.

The Transamerica Premier Focus Fund and Transamerica Premier Growth Opportunities Fund currently pay TIM an advisory fee based on an annual percentage of the average daily net assets of each Fund, as indicated on Appendix F. Under the fee schedule set forth in the Current Advisory Agreement, starting May 1, 2008, each of these Funds currently is scheduled to begin paying TIM an advisory fee with a performance-based component. The performance-based advisory fee for these Funds would be calculated based on two components. The first component, called the “asset-based component,” is expressed as a percentage of a Fund’s average daily net assets.

The second component would be a performance adjustment that either increases or decreases the base fee, depending on how a Fund performed relative to its benchmark over a trailing 36-month period. The performance adjustment would be calculated on the Fund’s net assets averaged over the performance period. The base fee would be accrued daily and paid monthly.

Under the fee structure set forth in the proposed Advisory Agreement for the Transamerica Premier Focus Fund and Transamerica Premier Growth Opportunities Fund, these Funds would not pay performance-based advisory fees beginning May 1, 2008, but rather revert back to the asset-based advisory fees with breakpoints that were in effect prior to the adoption of the performance-based advisory fees.

Whether the performance-based advisory fee would result in higher or lower fees than the proposed asset-based advisory fee depends on a Fund’s past and future performance and growth. The following table compares, as of September 30, 2007, each Fund’s advisory fee as calculated under the proposed asset-based fee structure to the advisory fee the Fund would have incurred under the performance-based advisory fee structure, and assumes both components of the performance-based advisory fee were in effect during the period as they would have been calculated as of September 30, 2007. The performance-based advisory fee calculations below cover a trailing 29-month period (from May 1, 2005, the effective date of the Current Advisory Agreement, to September 30, 2007), and not the full 36-month period as specified in the Current Advisory Agreement. The performance-based advisory fees over the full 36-month period could, depending upon the performance of the Funds relative to their benchmarks, be higher or lower.

Fund	Performance-based Advisory Fee	Proposed Asset-based Advisory Fee	Advisory Fee Difference
Premier Focus Fund	0.91%	0.85%*	(0.06%)
Premier Growth Opportunities Fund	0.91%	0.85%*	(0.06%)

* Each Fund’s proposed asset-based advisory fee contains the following breakpoints: 0.85% for the first $1 billion of assets in the Fund; 0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.

The performance-based advisory fee rate for each Fund would depend on how the Fund performed relative to its benchmark over a trailing 36-month period. Therefore, the total amount of advisory fees paid by a Fund as a percentage of its net assets may change from year to year. The asset-based advisory fee paid by each Fund would depend only upon the Fund’s average daily net assets, and therefore, the total amount of advisory fees paid by a Fund as a percentage of its net assets would not change from year to year, unless a breakpoint is hit. Each Fund’s proposed advisory fee, as a percentage of the Fund’s net assets, will decrease as net assets increase beyond certain specified thresholds because the advisory fee includes breakpoints. Asset-based advisory fees are more standard in the industry than performance-based fees and will provide greater predictability to Fund shareholders in determining the Fund’s advisory fee as a percentage of net assets, and Fund shareholders will be better able to compare the fee structure of a Fund with other mutual funds. By approving the proposed Advisory Agreement, shareholders of Transamerica Premier Focus Fund and Transamerica Premier Growth Opportunities Fund will be approving the asset-based advisory fee with breakpoints and the elimination of the performance-based advisory fee.

Each of the Transamerica Premier Equity Fund, Transamerica Diversified Equity Fund and Transamerica Premier Balanced Fund currently pays an investment advisory fee with an adjustment for variation in Fund operating expenses so as to keep those expenses from exceeding an expense cap, as indicated on Appendix F.

Under the fee structure set forth in the proposed Advisory Agreement for Premier Equity Fund, Transamerica Diversified Equity Fund and Transamerica Premier Balanced Fund, the investment advisory fee with adjustment for variation in Fund operating expenses and expense cap will be removed from the Advisory Agreement and the Fund will pay the maximum fee as provided in its Current Advisory Agreement, as indicated on Appendix F. TFAI will, however, agree separately to maintain the same level of the expense cap for each Fund, though, as discussed below, the term of the cap will change. As a result of the contractual cap, the actual total operating expenses of each Fund, as of October 31, 2007, under either the current fee structure or the proposed fee structure, would be the same.

The following table compares each Fund’s advisory fee as calculated under the current fee structure for the fiscal year ended December 31, 2006 to the advisory fee the Fund would have incurred under the fee structure under the proposed Advisory Agreement, and shows the difference between the two and the resulting difference in actual total operating expenses.

Fund	Current Effective Advisory Fee	Proposed Advisory Fee	Advisory Fee Difference	Total Operating Expense Difference
Transamerica Premier Equity Fund	0.66%	0.85%*	0.19%	0.00%***
Transamerica Premier Diversified Equity Fund	0.52%	0.75%**	0.23%	0.00%***
Transamerica Premier Balanced Fund	0.56%	0.75%**	0.19%	0.00%***

* The Premier Equity Fund’s proposed advisory fee contains the following breakpoints: 0.85% for the first $1 billion of assets in the Fund; 0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.

** The Premier Diversity Equity and Premier Balanced Funds’ proposed advisory fee contains the following breakpoints: 0.75% for the first $1 billion of assets in the Fund; 0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.

*** As a result of contractual expense caps, the actual total operating expenses of the Funds would, as of October 31, 2007, be the same under either the current fee effective advisory or the proposed advisory fee. It is proposed that these caps remain in place until April 30, 2009.

By approving the proposed Advisory Agreement, shareholders will be approving the elimination of investment advisory fee with adjustment for variation in Fund operating expenses, the elimination of the expense cap from the Agreement, and the change to the cap. All of the Funds have in place an expense limitation agreement, pursuant to which TIM has undertaken to limit the Funds’ fees and expenses to certain levels. TFAI will maintain the same level of contractual expense limitations, but, as shown in the table below, for different terms for certain of the Funds.

Fund	Maximum Operating Expense Limit (As a Percentage of Average Net Assets)	Date on Which Current Operating Expense Limit Terminates	Date on Which Proposed Operating Expense Limit Terminates
Transamerica Premier Focus Fund	1.40%	April 30, 2016	April 30, 2009
Transamerica Premier Equity Fund	1.15%	April 30, 2015	April 30, 2009
Transamerica Premier Growth Opportunities Fund	1.40%	April 30, 2016	April 30, 2009
Transamerica Premier Balanced Fund	1.10%	April 30, 2015	April 30, 2009
Transamerica Premier High Yield Bond Fund (Investor Class)	0.90%	April 30, 2016	April 30, 2009
Transamerica Premier High Yield Bond Fund (Institutional Class)	0.65%	April 30, 2016	April 30, 2009
Transamerica Premier Cash Reserve Fund	0.25%	April 30, 2016	April 30, 2009
Transamerica Premier Diversified Equity Fund	1.15%	April 30, 2015	April 30, 2009
Transamerica Premier Institutional Equity Fund	0.75%	April 30, 2016	April 30, 2009
Transamerica Premier Institutional Bond Fund	0.45%	April 30, 2008	April 30, 2008
Transamerica Premier Institutional Small Cap Value Fund	0.85%	April 30, 2008	April 30, 2008
Transamerica Premier Institutional Diversified Equity Fund	0.75%	April 30, 2008	April 30, 2008

By approving the proposed Advisory Agreement, shareholders will be approving changes to the term of the contractual expense caps, if any, as applicable, as shown in the table above and as reflected in the amended and restated expense limitation agreement between the Corporation, TFAI and TIM.

Investment Management Services.  The proposed Advisory Agreement provides that, subject to the supervision of the Board, TFAI will regularly provide each Fund with investment research, advice, management and supervision, will furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Board and disclosed to TFAI. The Current Advisory Agreement contains similar provisions.

Subject to the Board’s approval, TFAI or any Fund may enter into contracts with one or more investment subadvisers pursuant to which TFAI delegates to such subadvisers any or all its duties specified under the proposed Advisory Agreement, on such terms as TFAI will determine to be necessary, desirable or appropriate, provided that, in each case, TFAI shall supervise the activities of each such subadviser and that such contracts impose on any subadviser bound thereby all the conditions to which TFAI is subject under the proposed Advisory Agreement and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. The Current Advisory Agreement contains similar provisions.

As noted above, under the proposed Advisory Agreement, TFAI is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Board that may modify or restrict TFAI’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, TFAI may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) to the Funds and/or the other accounts over which TFAI or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” TFAI is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing for a Fund a portfolio transaction which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if TFAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that TFAI and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Advisory Agreement contains similar provisions.

The proposed Advisory Agreement further provides that TFAI will, at the Board’s request, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund and exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities. The Current Advisory Agreement does not contain similar provisions.

Payment of Expenses.  The proposed Advisory Agreement requires TFAI to bear all expenses incurred by it in the performance of its duties under the Advisory Agreement. Except for these expenses, TFAI is not responsible for a Fund’s expenses under the terms of the proposed Advisory Agreement. Aside from the provisions relating to these expense caps discussed above, the Current Advisory Agreement does not address the allocation of expenses.

Conflicts of Interest.  The proposed Advisory Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. The proposed Advisory Agreement provides that TFAI may not deal with itself, or with any Board Members or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may TFAI purchase any securities from an underwriting or selling group in which TFAI or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by TFAI or its affiliates, except in each case as permitted under the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time. The proposed Advisory Agreement specifically provides that personnel of TFAI, even if serving the Fund as a Board Member, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, TFAI may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the proposed Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of TFAI is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by TFAI. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with TFAI’s policies and procedures as presented to the Board from time to time. The Current Advisory Agreement addresses some, but not all, of these potential conflicts.

Limitation on Liability.  Under the proposed Advisory Agreement, TFAI assumes no responsibility other than to render the services called for by the agreement in good faith, and TFAI is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. TFAI is not protected however, for its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of TFAI who may provide services to the Fund as contemplated by the proposed Advisory Agreement. The Current Advisory Agreement contains similar provisions.

Term and Continuance.  If approved by shareholders of a Fund, the proposed Advisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, the Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board, or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance is also approved by a majority of the Board Members who are not “interested persons” (as that term is defined in the 1940 Act) of any party to the Advisory Agreement. The Current Advisory Agreement has similar provisions for its term and continuance.

Termination.  The proposed Advisory Agreement provides that the Agreement may be terminated with respect to any Fund, at any time, without any penalty, by action of the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting shares, provided, in either case, that 60 days’ written notice of termination be given to TFAI, or by TFAI upon not less than 60 days’ written notice to a Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting shares of the Fund, accompanied by appropriate notice. The proposed Advisory Agreement will terminate automatically, with respect to a Fund, in the event of its “assignment” (as defined in the 1940 Act) by the Fund or by TFAI. The Current Advisory Agreement contains similar termination provisions.

Other Information About TFAI

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting TFAI and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. The investigation does not affect any of the Funds. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, TFAI believes that the likelihood that it will have a material adverse impact on TFAI is remote. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to mutual funds and to bring all matters to an appropriate conclusion. TFAI and/or its affiliates, and not the Funds, will bear the costs regarding these regulatory matters.

Board Evaluation of the Proposed Advisory Agreement

At a meeting of the Board held on November 8, 2007, the Board reviewed and considered the proposed Advisory Agreement between TFAI and the Corporation, on behalf of each Fund, to determine whether the Agreement should be approved for an initial two-year period with respect to each Fund. Pursuant to the proposed Advisory Agreement, TFAI would replace TIM to provide or procure investment management services on behalf of each Fund. Following their review and consideration, the Board Members determined that the proposed Advisory Agreement will enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of its shareholders. The Board, including the Independent Board Members, approved the proposed Advisory Agreement to appoint TFAI as investment adviser to each Fund.

In reaching their decisions, the Board Members requested and obtained from TFAI and TIM such information they deemed reasonably necessary to evaluate the proposed Advisory Agreement. In considering the proposed Advisory Agreement, the Board Members evaluated a number of factors and considerations that they believed, in light of their own business judgment, to be relevant.

The Board, including the Independent Board Members, considered, among other things, the following factors: (i) TFAI currently renders “manager of managers” services for the TFAI Fund Family; (ii) the terms and conditions of the proposed Advisory Agreement, including the difference from the Current Advisory Agreement; (iii) the fact that each Fund’s current advisory fees will remain the same under the proposed Advisory Agreement; (iii) the nature, scope and quality of services that TFAI is expected to provide to each Fund, including compliance services; (iv) the appointment of TFAI as investment adviser to each Fund will permit each Fund to have access to the primary investment management and fund administration service provider in the AEGON Group of Companies; (v) TIM will continue to be responsible for the day-to-day management of each Fund’s portfolios as subadviser to each Fund and the investment objectives, strategies and risks of each Fund will not change as a result of TFAI becoming the investment adviser to the Funds and, accordingly, the day-to-day investment activities of each Fund are expected to remain substantially the same; (vi) the appointment of TFAI as investment adviser to the Funds will be effected at no cost to the Funds or their shareholders; and (vii) that, earlier this year, the Board had performed a full annual review of the Current Advisory Agreement, as required by the 1940 Act.

The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members also based their decisions on the following considerations, among others, although they did not identify any that was all-important or controlling of their discussions, and each Board Member attributed different weights to the various factors.

Initial considerations. The Board noted that the AEGON Group of Companies is proposing that Premier Fund and TFAI Fund Families be consolidated, with all funds in the Fund Complex operating under the adviser/subadviser structure, with TFAI serving as investment adviser to all funds in the Fund Complex. The Board considered the benefits of consolidating the $2 billion Premier Fund Family into the $53 billion TFAI Fund Family. The Board noted that that the retention of TFAI offered potential scale efficiencies and marketing advantages in the future, which could benefit the Funds and their shareholders. The Board noted that TFAI is committed to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Board Members noted TFAI’s compliance program, including policies and procedures with respect to oversight of the portfolio management activities of subadvisers. The Board Members also determined that TFAI will make a significant entrepreneurial commitment to the management and success of the Funds, reflected by, among other things, the steps it is taking to integrate the Funds into the TFAI Fund Family.

The nature, extent and quality of the services expected to be provided by TFAI to the Funds.   The Board Members considered the nature and quality of the services expected to be provided by TFAI and compared those services to those provided by TIM. They concluded that TFAI is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided by TFAI to the TFAI Fund Family and the past performance of these funds, TFAI’s management capabilities demonstrated with respect to the other mutual funds it manages, and the experience, capability and integrity of TFAI’s senior management, financial resources and management oversight process. The Board Members also concluded that TFAI proposed to provide investment and related services that are appropriate in scope and extent in light of the Funds’ operations, and the competitive landscape of the investment company industry and investor needs.

The investment performance of the Funds.  TFAI has not yet served as investment adviser to the Funds and, therefore, has no historical performance related to the Funds for the Board to review. However, the Board examined the performance of funds managed by TFAI with investment objectives and strategies comparable to those of the Funds. The Board noted that those and other funds managed by TFAI, under “manager of managers” arrangements, have generally performed competitively to benchmark indexes and mutual fund peers (as determined by Lipper Inc.). On the basis of the Board’s assessment of the nature, extent and quality of advisory services expected to be provided or procured by TFAI, the Board concluded that TFAI is capable of generating a level of investment performance that is satisfactory and competitive with other investment companies, and also determined that TFAI’s performance record with respect to the TFAI Fund Family indicates that its management of the Funds is likely to benefit all the Funds and their shareholders. The Board also noted that TIM will remain responsible for the day-to-day management of the Funds in the capacity of subadviser to the Funds.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information regarding TFAI’s projected costs of procuring portfolio management services, as well as the costs of provision of administration, fund accounting and other services to the Funds and to the TFAI Fund Family as a whole. With regard to the advisory fees of the Funds, the Board Members noted that the investment advisory fees paid by Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund, Transamerica Premier Institutional Equity Fund, Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund and Transamerica Premier Institutional Bond Fund to TFAI under the Advisory Agreement will remain the same as the fees currently paid by the Funds to TIM. The Board considered that the Transamerica Premier Focus Fund and Transamerica Premier Growth Opportunities Fund would not pay performance-based advisory fees beginning May 1, 2008, but rather revert back to the asset-based advisory fees with breakpoints that were in effect prior to the adoption of the performance-based advisory fees. The Board also noted that, under the fee structure set forth in the proposed Advisory Agreement for Premier Equity Fund, Transamerica Diversified Equity Fund and Transamerica Premier Balanced Fund, the investment advisory fee with adjustment for variation in Fund operating expenses and expense cap will be removed and the Fund will pay the maximum fee, which includes breakpoints, as provided in its Current Advisory Agreement, and that TFAI will agree separately to maintain the same level of the expense cap, though for a shorter term. The Board considered that TFAI has undertaken to maintain the same level of contractual expense limitations as are currently in place for each Fund, but, for certain Funds, for different terms. The Board Members also reviewed and considered information relating to the costs of the services provided to the Funds and the resulting potential profitability to TFAI and its affiliates of the relationship with the Funds, and determined that the same are reasonable and fair, and consistent with the best interests of shareholders.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Funds grow. The Board noted the breakpoint component of the Transamerica Premier Equity, Transamerica Premier Diversified Equity and Transamerica Premier Balanced Funds’ current advisory fees. The Board concluded that each Fund’s advisory fees appropriately reflect the Fund’s current size, the current economic environment for TFAI, and the competitive nature of the investment company market. The Board Members noted that the Funds’ Board will have the opportunity to periodically reexamine whether the Funds have achieved economies of scale under the management of TFAI, and the appropriateness of management fees payable to TFAI, in the future. The Board Members recognized that TFAI may realize economies of scale based on certain consolidations and synergies of operations.

Benefits to TFAI or its affiliates from their relationship with the Funds.  The Board concluded that other fall-out benefits derived by TFAI and its affiliates from their relationships with the Funds will be reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. The Board noted that TFAI will not realize “soft dollar” benefits from its relationship with the Funds. In addition, the Board Members determined that the administration and fund accounting fees to be paid by the Funds to affiliates of TFAI are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Funds’ overall operating expenses, the necessity of the services for the Funds’ operations, and the fact that they are identical to those currently paid by the Funds to their current service providers.

After requesting and reviewing such information as they deemed necessary and discussing the same during meetings conducted by the Independent Board Members without management or TFAI personnel being present, the Board concluded that the proposed Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, the Board determined to recommend that the shareholders of each Fund approve the proposed Advisory Agreement as applicable to such Fund. If the shareholders of a Fund do not approve the proposed Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Required Vote

To become effective with respect to a particular Fund, the proposed Advisory Agreement must be approved by a “1940 Act Majority Vote” of the outstanding shares of that Fund, as such term is defined above in “Quorum, Vote Required and Manner of Voting Proxies.” The proposed Advisory Agreement was approved, with respect to each Fund, by the Independent Board Members, separately, and by the Board, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the proposed Advisory Agreement for consideration by the shareholders of each Fund.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT WITH TRANSAMERICA FUND ADVISORS, INC.

PROPOSAL III — TO APPROVE THE PROPOSED SUBADVISORY AGREEMENT

WITH TRANSAMERICA INVESTMENT MANAGEMENT, LLC

At the Meeting, you will also be asked to approve a new Subadvisory Agreement between TFAI and TIM, your Fund’s current adviser and proposed subadviser. A general description of the proposed Subadvisory Agreement is included below. The form of the Subadvisory Agreement is attached hereto as Appendix I.

General Information

Currently, TIM provides advisory services to the Funds pursuant to the Current Advisory Agreement. If Proposal II is approved and TFAI becomes the investment adviser to the Funds, the Funds will become part of the TFAI Fund Family. To help ensure continuity and consistency of management of the Funds, the Board is proposing that TIM continue to be responsible for the day-to-day management of the Funds’ portfolios as subadviser to each Fund. It is expected that advisory services will continue to be provided by the same TIM personnel under the proposed Subadvisory Agreement as under the Current Advisory Agreement. However, if Proposal II is not approved and TIM remains the investment adviser to the Funds and the Funds do not become part of the TFAI Fund Family, the proposed Subadvisory Agreement will not become effective, even if this Proposal III is approved.

Pursuant to the proposed Advisory Agreement, TFAI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. TFAI has responsibility for all investment advisory services furnished pursuant to any such subadvisory agreement.

TFAI, and not the Funds, will be responsible for paying TIM for its services. Shareholder approval of this Proposal III will not result in an increase or decrease in the total amount of investment advisory fees paid by a Fund to TFAI.

Proposed TIM Subadvisory Arrangement

New Investment Adviser

TIM, a Delaware limited liability company, is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, California 90025. TIM is controlled by TISI. TISI is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is a subsidiary of AEGON N.V., an international insurance group.

TIM’s directors and principal executive officers, together with their addresses and principal occupations, are listed as Appendix E. No officer or Board Member of the Funds (who is not a director of TIM) owns securities or has any other material direct or indirect interest in TIM or is a person controlling, controlled by or under common control with TIM.

Appendix H to this Joint Proxy Statement sets forth certain information regarding each registered investment company portfolio, other than the Funds, advised or subadvised by TIM with an investment objective similar to that of a Fund.

At a meeting of the Board held on November 8, 2007, the Board approved the proposed Subadvisory Agreement to appoint TIM as subadviser to each Fund, subject to shareholder approval.

Proposed Subadvisory Agreement

The 1940 Act requires that the proposed Subadvisory Agreement be approved by the shareholders of each Fund in order for it to become effective with respect to that Fund. At a Board meeting held on November 8, 2007, and for the reasons discussed below (see “Board Evaluation of the Proposed Subadvisory Agreement”), the Board, including a majority of the Independent Board Members, approved the proposed Subadvisory Agreement with respect to each Fund and recommended its approval by shareholders of each Fund. Set forth below is a general description of the proposed Subadvisory Agreement. A form of the proposed Subadvisory Agreement is set forth in Appendix I to this Joint Proxy Statement and qualifies this discussion in its entirety.

Pursuant to the proposed Subadvisory Agreement, TIM is subject to the supervision of the Board and TFAI and, in conformity with the stated policies of the Corporation and the Fund, will provide certain subadvisory services to the Fund. The proposed Subadvisory Agreement reflects, consistent with recent regulatory initiatives, an increased role for a Fund’s Board, particularly in areas where TIM may have a conflict of interest in providing services to a Fund.

Set forth below is a general description of the terms of the proposed Subadvisory Agreement. A copy of the form of proposed Subadvisory Agreement is attached hereto as Appendix I and you should refer to Appendix I for the complete terms of the proposed Subadvisory Agreement.

Fees.  The fees payable to TIM for subadvisory services under the proposed Subadvisory Agreement are set forth in Appendix I. TFAI (and not the Funds) will pay TIM for its services. It is proposed that all amounts received by TFAI from the Funds as advisory fees will be paid to TIM as subadvisory fees.

Investment Management Services.  The proposed Subadvisory Agreement provides that, subject to the supervision of the Board and TFAI, TIM will regularly provide each Fund with respect to such portion of the Fund’s assets as shall be allocated to TIM by TFAI from time to time (the “Allocated Assets”) with investment research, advice, management and supervision; will furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions; will, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased, retained or sold by the Fund; and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Board and disclosed to TIM.

Under the proposed Subadvisory Agreement, TIM is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Board that may modify or restrict TIM’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, TIM may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Funds and/or the other accounts over which TIM or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” TIM is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing for a Fund a portfolio transaction which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if TIM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that TIM and its affiliates have with respect to accounts over which they exercise investment discretion.

Payment of Expenses.  The proposed Subadvisory Agreement requires TIM to bear all expenses incurred by it in the performance of its duties under the Subadvisory Agreement. Except for these expenses, TIM is not responsible for a Fund’s expenses under the terms of the proposed Subadvisory Agreement.

Conflicts of Interest.  The proposed Subadvisory Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory or subadvisory relationship. The proposed Subadvisory Agreement provides that TIM may not deal with itself, or with members of a Fund’s Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may TIM purchase any securities from an underwriting or selling group in which TIM or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by TIM or its affiliates, except, in each case, as permitted under the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time. The proposed Subadvisory Agreement specifically provides that personnel of TIM, even if serving the Fund as a Board Member, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, TIM may engage in any other business or render services of any kind, including investment Subadvisory and management services, to any other fund, firm, individual or association. However, the proposed Subadvisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of TIM is considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by TIM. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with TFAI’s policies and procedures as presented to the Board from time to time.

Limitation on Liability.  Under the proposed Subadvisory Agreement, TIM assumes no responsibility other than to render the services called for by the Agreement in good faith, and TIM is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. TIM is not protected, however, for its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of TIM who may provide services to the Fund as contemplated by the proposed Subadvisory Agreement.

Term and Continuance.  If approved by shareholders of a Fund, the proposed Subadvisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, the proposed Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board, or (ii) by a vote of a majority of the outstanding voting shares of the Fund, provided that, in either event, the continuance is also approved by a majority of the Board Members who are not “interested persons” (as the term is defined in the 1940 Act) of any party to the proposed Subadvisory Agreement.

Termination.  The proposed Subadvisory Agreement provides that the Agreement may be terminated with respect to any Fund at any time, without penalty, by action of the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting shares, provided, in either case, that 60 days’ written notice of termination be given to TIM at its principal place of business, or by TIM upon not less than 90 days’ written notice to the Fund and TFAI, and will be terminated upon the mutual written consent of TFAI and TIM. The proposed Subadvisory Agreement shall terminate automatically in the event of its assignment by TIM and shall not be assignable by TFAI without the consent of TIM.

Board Evaluation of the Proposed Subadvisory Agreement

At a meeting of the Board held on November 8, 2007 at which the Board approved the proposed Advisory Agreement, the Board, including the Independent Board Members, approved the proposed Subadvisory Agreement between TFAI and TIM.

In reaching their decisions, the Board Members requested and obtained from TIM such information they deemed reasonably necessary to evaluate the proposed Subadvisory Agreement. In considering the proposed Subadvisory Agreement, the Board Members evaluated a number of factors and considerations that they believed, in light of their own business judgment, to be relevant.

The Board, including the Independent Board Members, considered, among other things, the following factors: (i) TIM will continue to be responsible for the day-to-day management of each Fund’s portfolios as subadviser to each Fund; (ii) the terms and conditions of the proposed Subadvisory Agreement; (iii) the fees provided in the proposed Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality; (iv) that TFAI, and not the Funds, will be responsible for paying TIM for its services; (iv) the nature, scope and quality of services that TIM is expected to provide to the Funds; (v) the factors enumerated and/or discussed in Proposal II to the extent relevant; and (vi) that, earlier this year, the Board had performed a full annual review of the Current Advisory Agreement as required by the 1940 Act.

The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members also based their decisions on the following considerations, among others, although they did not identify any that was all-important or controlling of their discussions, and each Board Member attributed different weights to the various factors.

The nature, extent and quality of the services expected to be provided by TIM to the Funds.   The Board considered the nature and quality of the services expected to be provided by TIM, as subadviser. They concluded that TIM is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided by TIM to the Premier Fund Family and the past performance of the Funds.

The investment performance of the Funds.  The Board examined the past performance of the Funds. The Board noted TIM’s considerable investment management experience and capabilities. On the basis of the Board’s assessment of the nature, extent and quality of subadvisory services expected to be provided by TIM, the Board concluded that TIM is capable of continuing to generate a level of investment performance that is satisfactory and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  In evaluating the costs of the services to be provided by TIM under the proposed Subadvisory Agreements and the profitability to TIM of its relationship with the Funds, the Board Members noted that TFAI, and not the Funds, will not pay the subadvisory fees. The Board considered that TFAI will pass through to TIM all amounts received from the Funds as investment advisory fees. The Board Members also reviewed and considered information relating to the costs of the services provided to the Funds and the resulting potential profitability to TIM of its new relationship with the Funds, and determined that the same are reasonable and fair, and consistent with the best interests of shareholders.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Funds grow. The Board concluded that each Fund’s subadvisory fees appropriately reflect the Fund’s current size, the current economic environment for TIM, and the competitive nature of the investment company market. The Board Members noted that they will have the opportunity to periodically reexamine whether the Funds have achieved economies of scale, and the appropriateness of subadvisory fees payable to TIM, in the future.

Benefits to TIM or its affiliates from their relationship with the Funds.  The Board concluded that other fall-out benefits derived by TIM and its affiliates from their relationships with the Funds will be reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders.

After requesting and reviewing such information as they deemed necessary and discussing the same during meetings conducted by the Independent Board Members without management or TIM personnel being present, the Board concluded that the proposed Subadvisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, the Board determined to recommend that the shareholders of each Fund approve the Subadvisory Agreement as applicable to such Fund. If the shareholders of a Fund do not approve the Subadvisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Required Vote

To become effective with respect to a particular Fund, the proposed Subadvisory Agreement must be approved by a “1940 Act Majority Vote” of the outstanding shares of that Fund, as such term is defined above in “Quorum, Vote Required and Manner of Voting Proxies.” The proposed Subadvisory Agreement was approved, with respect to each Fund, by the Independent Board Members, separately, and by the Board, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the proposed Subadvisory Agreement for consideration by the shareholders of each Fund.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT WITH TRANSAMERICA INVESTMENT MANAGEMENT, LLC, CONTINGENT UPON SHAREHOLDER APPROVAL OF THE PROPOSED ADVISORY AGREEMENT AS DISCUSSED IN PROPOSAL II OF THIS JOINT PROXY STATEMENT.

PROPOSAL IV — TO VOTE ON AUTHORIZING TFAI, WITH THE APPROVAL OF THE BOARD, TO SELECT AND CHANGE INVESTMENT SUBADVISERS FOR EACH FUND AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS FOR EACH FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL

This is a proposal to permit TFAI, as the investment adviser for the Funds, after obtaining approval of the Board, to enter into and materially amend investment subadvisory agreements with non-affiliated investment subadvisers for each Fund, without obtaining the approval of the Fund’s shareholders.

General Information

TFAI renders “manager of managers” services for the TFAI Fund Family by, among other things, selecting investment subadvisers to provide daily investment management services, closely monitoring their performance and altering the composition of the group as necessary to adapt to market conditions or fund performance. The purpose of this Proposal IV is to facilitate the efficient supervision and management of TIM and any other future subadvisers to the Funds by TFAI and the Board, assuming Proposal II of this Joint Proxy Statement is approved by the shareholders of the Funds. TFAI, as the investment manager for the Funds, may from time to time recommend that the Board appoint additional subadvisers or replace a subadviser, depending on TFAI’s assessment of which subadviser or combination of subadvisers it believes will optimize a Fund’s chances of achieving its investment objective. However, if Proposal II is not approved and TIM remains the investment adviser to the Funds and the Funds do not become part of the TFAI Fund Family, the authorization proposed in this Proposal IV will not become effective even if this Proposal IV is approved and TFAI will not be authorized to select and change the investment subadvisers and enter into investment subadvisory agreements for each Fund.

Any subadviser to a Fund must be an “investment adviser” (as that term is defined in Section 2(a)(20) of the 1940 Act) to that Fund. Section 15(a) of the 1940 Act and Rule 18f-2 thereunder provide, in effect, that it is unlawful for any person to act as an investment adviser to a fund except pursuant to a written contract that has been submitted to, and approved by, the vote of a majority of the voting securities of that fund. Therefore, when a subadviser is initially retained to provide subadvisory services to a Fund, the Fund’s shareholders generally are required to approve the subadvisory agreement with the subadviser. Similarly, if an existing subadvisory agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval is required. Moreover, under Section 15(a), a subadvisory agreement terminates automatically upon its “assignment,” which, in most instances, would occur upon a “change of control” of the subadviser or a direct or indirect transfer of the subadvisory agreement.

At the Board Meeting held on November 8, 2007, the Board, including a majority of the Independent Board Members, approved, and recommended that shareholders of each Fund approve, a policy to permit TFAI, on behalf of each such Fund and subject to approval of the Board, to appoint non-affiliated subadvisers, to enter into subadvisory agreements and to materially amend existing subadvisory agreements (collectively, the “Policy”) (i) for each such Fund without further approval from the shareholders of the Fund, subject to certain conditions, and (ii) for any future series of the Corporation, with approval of the sole shareholder of each such fund, subject to certain conditions. The Policy will only permit TFAI to enter into a subadvisory agreement with a subadviser that is an affiliates of TFAI or the applicable Fund (“Affiliated Subadvisers”) if the approval of Fund shareholders is obtained. Certain other special restrictions apply when a change is proposed to a Fund with an Affiliated Subadviser. Implementation of the Policy is subject to the terms and conditions of an order received from the SEC (the “Exemptive Order”) as described below. The Board does not have any current plans to utilize the Policy. However, as part of the consolidation and restructuring, it is anticipated that TFAI will, in the future, propose the combination of certain funds in the Fund Complex, including the Premier Funds, though no specific combinations have yet been proposed to the Board. TFAI may use the Policy to implement one or more subadvisers for one or more of the Premier Funds. Under applicable rules, shareholder approval of fund combinations is not required if certain conditions are met, including if advisers (and subadvisers) of the combining funds are the same. Thus, use of the Policy could mean that shareholder approval of a combination of a Premier Fund with and into another fund in the TFAI Fund Family may not be required. By voting in favor of the Policy, shareholders will be facilitating circumstances in which a Premier Fund may enter into a reorganization transaction and combine with another fund where that combination can be accomplished without a further shareholder vote.

Proposed Subadviser Approval Policy

Other than the requirement to call meetings of a Fund’s shareholders and obtain approval for certain changes affecting a subadviser or a subadvisory agreement, approval of the Policy will not affect any of the requirements under the federal securities laws that govern the Funds, TFAI, the Funds’ subadvisers or the subadvisory agreements. The Board, including a majority of the Independent Board Members, will continue to evaluate and approve all new subadvisory agreements between TFAI and a subadviser, as well as all changes to existing subadvisory agreements. The Corporation and TFAI will be subject to several conditions imposed by the SEC to ensure that the interests of the Funds’ shareholders are adequately protected whenever TFAI acts under the Policy. Furthermore, within ninety (90) days of hiring of a new subadviser, the Corporation will provide the applicable Fund’s shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would otherwise be required to be sent to shareholders in a proxy statement.

Shareholder approval of this Proposal IV will not, in and of itself, result in an increase or decrease in the total amount of investment advisory fees paid by a Fund to TFAI. Shareholders should recognize that, in engaging a new subadviser and entering into a subadvisory agreement, TFAI will negotiate fees with that subadviser and, because these fees are paid by TFAI and not directly by a Fund, any fee reduction negotiated by TFAI may inure to TFAI’s benefit and any increase may inure to its detriment. The fees paid to TFAI by a Fund and the fees paid to the subadviser by TFAI are considered by the Board in approving the advisory and subadvisory arrangements, and any change in fees paid by a Fund to TFAI would require shareholder approval.

In addition to shareholder approval, the relief granted by the SEC and set forth in the Exemptive Order is subject to the following conditions:

(1)             TFAI will not enter into a subadvisory agreement with any Affiliated Subadviser without the subadvisory agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

(2)    At all times, a majority of the Board will be composed of persons each of whom is an Independent Board Member and the nomination of new or additional Independent Board Members will be within the discretion of the then-existing Independent Board Members.

(3)    When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Board Members, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of the Fund and its shareholders, and does not involve a conflict of interest from which TFAI or the Affiliated Subadviser derives an inappropriate advantage.

(4)    TFAI will provide general management and administrative services to the Corporation and the Funds, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolios, and subject to review and approval by the Board, will: (a) set each Fund’s overall investment strategies; (b) select subadviser(s), as appropriate, for each Fund; (c) monitor and evaluate the performance of the subadvisers; (d) allocate and, when appropriate, reallocate each Fund’s assets among its subadvisers where a Fund has more than one subadviser; and (e) implement procedures reasonably designed to ensure that each subadviser complies with the applicable Fund’s investment objective, policies and restrictions.

(5)    Within ninety (90) days of the hiring of any new subadviser, TFAI will provide to shareholders of the applicable Fund all information about the new subadviser that would otherwise be included in a proxy statement. The information will include any change in disclosure caused by the addition of a new subadviser. TFAI will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

(6)    Each of the Funds will disclose in its prospectus the existence, substance and effect of the proposed Policy. Each prospectus will prominently disclose that TFAI has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee subadvisers and recommend their hiring, termination and replacement.

(7)    No Board Member or officer of the Corporation or TFAI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Board Member or officer) any interest in a subadviser, except for: (a) ownership of interests in TFAI or any entity that controls, is controlled by or is under common control with TFAI; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a subadviser or an entity that controls, is controlled by or is under common control with a subadviser.

In addition, in connection with the implementation of the Policy, the Board and TFAI may, from time to time, amend certain provisions of the subadvisory agreements to reflect the terms and conditions of the Exemptive Order and the Policy.

Reasons for Approving the Subadviser Approval Policy

The Board believes that providing TFAI with maximum flexibility to perform the duties that shareholders expect TFAI to perform (including, without limitation, selecting, supervising and evaluating subadvisers) without incurring the unnecessary delay or expense of obtaining shareholder approval, is in the best interests of the Funds’ shareholders because it will allow the Funds to operate more efficiently. Currently, assuming TFAI is approved as investment adviser to the Funds, in order for TFAI to appoint a subadviser or materially amend a subadvisory agreement, the Corporation must call and hold a meeting of the shareholders of the applicable Fund (as in Proposal III of this Joint Proxy Statement), create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is timely and costly, and the costs are usually borne entirely by the applicable Fund. If shareholders approve the Policy, each Fund will be able to act more quickly and with less expense to appoint a non-affiliated subadviser when the Board Members and TFAI feel that such appointment would benefit the Fund, without the delay inherent in holding a shareholders meeting.

Also, the Board believes that it is appropriate to allow TFAI to select, supervise and evaluate subadvisers (subject to the review and approval of the Board) in light of the “manager of managers” structure and TFAI’s significant experience and expertise in selecting subadvisers and the shareholders’ expectation that TFAI will utilize that expertise to select the most competent subadvisers to the benefit of each Fund and its shareholders. The Board noted that TFAI in the TFAI Fund Family has demonstrated that it has the requisite expertise to evaluate, select and supervise subadvisers.

In addition, under the Subadvisory Approval Policy, the Board will provide oversight of the subadviser selection process to ensure that shareholders’ interests are protected whenever TFAI selects a new subadviser or materially amends an existing subadvisory agreement. The Board, including a majority of the Independent Board Members, will continue to evaluate and approve all new subadvisory agreements, as well as any amendments to existing subadvisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to its evaluation and approval, including, without limitation, the nature, quality and scope of services provided by each subadviser. The Board will compare the investment performance of the assets managed by each subadviser with other accounts with similar investment objectives managed by other subadvisers and will review the subadviser’s compliance with federal securities laws and regulations. The Board believes that its comprehensive review will ensure that TFAI continues to act in the best interests of each Fund and its shareholders. If shareholders approve the Policy, each subadvisory agreement will continue to be subject to all provisions of the 1940 Act, except the specific provisions of the 1940 Act for which relief was granted by the SEC in the Exemptive Order.

Required Vote

To become effective with respect to a particular Fund, the proposed Policy must be approved by a “1940 Act Majority Vote” of the outstanding shares of that Fund, as such term is defined above in “Quorum, Vote Required and Manner of Voting Proxies.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PROPOSED SUBADVISER APPROVAL POLICY.

PROPOSAL V — TO APPROVE CHANGES TO THE FUNDAMENTAL

INVESTMENT POLICIES OF EACH FUND

The 1940 Act requires each Fund to adopt fundamental investment policies with respect to several specific types of activities, namely a Fund’s ability to (1) borrow money, (2) issue senior securities, (3) engage in the business of underwriting securities issued by other persons, (4) purchase or sell real estate, (5) purchase or sell commodities, (6) make loans to other persons, and (7) concentrate its investments in any particular industry or group of industries. In the past, mutual funds (including certain of the Funds) have adopted fundamental investment policies with respect to other activities, but these are not required by law. The 1940 Act requires that any modification or elimination of a Fund’s fundamental investment policies be approved by the Fund’s shareholders.

The Board is proposing that shareholders approve revisions to (and in some cases, elimination of) the Funds’ fundamental investment policies, as described more fully in this Joint Proxy Statement, in an effort to standardize the Funds’ investment policies and permit the Funds the maximum investment flexibility under current law. The revised fundamental policies are the same as those in effect for the mutual funds managed by TFAI.

Reasons for Proposal

The Funds’ current fundamental investment policies are not uniform and, in some cases, are more restrictive than the rules and regulations under the 1940 Act and applicable guidance by the SEC or its staff otherwise require, potentially limiting investment strategies and resulting in operating inefficiencies and costs.

The revised policies will provide consistency and uniformity across the Funds and to the mutual funds in the TFAI Fund Family to the extent possible (of course, the Funds will continue to be subject to a number of non-fundamental investment policies that are not uniform, as contained in their respective prospectuses). The revised fundamental policies are expected to facilitate the management of the Funds’ assets and to simplify the process of monitoring compliance with the Funds’ fundamental investment policies. The revised fundamental policies also would facilitate consolidation among mutual funds managed by TFAI in the future.

In addition, the revised fundamental policies are intended to provide the Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law (although for certain Funds, only technical or minor wording changes are being made for certain policies). Accordingly, the policies are written and will be interpreted broadly. For example, many of the revised policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. To the extent the Funds engage in new investment practices, the Funds may be subject to additional risks. Before a material change is made in a Fund’s investment practices in response to the revised policies, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

The revised fundamental policies also refer to engaging in certain investment practices not only to the extent permitted under the 1940 Act (and in one instance, the Securities Act of 1933, as amended (the “Securities Act” or the “1933 Act”)), but to the full extent as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction over the Funds. For purposes of the revised policies, this authority will be interpreted to include the SEC, members of its staff and courts. From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1933 Act and the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further approvals from their shareholders.

Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1933 Act or the 1940 Act, the policy will be interpreted to mean either that the applicable Act expressly permits the practice or that such Act does not prohibit the practice.

Each Fund has an investment objective or objectives as well as fundamental policies. The revised fundamental policies do not affect the Funds’ investment objectives, which remain unchanged.

Impact of Proposal V on the Funds

While Proposal V is intended to provide greater flexibility and efficiency in managing each Fund’s assets, should shareholders approve this Proposal, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies discussed in each Fund’s prospectus and statement of additional information. Neither TFAI nor, to the best of its knowledge, any of the Funds’ subadvisers presently intends to alter the way in which it manages any of the Funds, nor do they believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risk associated with any Fund. However, a Fund’s investment practices could change in the future for various reasons. If a particular Fund takes advantage of the increased ability to engage in certain investment practices provided by the revised fundamental policies (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in that Fund. Certain of the increased risks to the Funds are described below. As noted above, before a material change is made in a Fund’s investment practices in response to the revised policies, the Board will be consulted and the Fund’s prospectus and/or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

The Funds affected by the proposed changes are indicated at the beginning of each section below. Each section sets out each Fund’s current fundamental policy, as well as the fundamental policy that will apply to each Fund if shareholders of that Fund approve the policy in that section. The descriptions in each section of the Funds’ existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in that section.

Shareholders of each Fund will vote separately from shareholders of other Funds with respect to their Fund’s fundamental policies. In addition, shareholders will be asked to vote on each revised policy for their Fund separately on the enclosed proxy card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Fund’s fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved for a Fund, the Fund’s existing fundamental policy on that investment practice, as set forth in the applicable section, will remain in effect.

In addition, approval of changes to the Funds’ fundamental investment policies will not depend upon your vote on the other Proposals discussed in this Joint Proxy Statement. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to the other Proposals discussed in this Joint Proxy Statement.

The revised policies that are approved will take effect when certain other matters presented to shareholders in this Joint Proxy Statement take effect; this is currently expected to occur in [the first quarter of 2008], although the actual date could be later.

Evaluation by the Board

Because of the opportunity afforded by the Special Meeting, the Board has reviewed each Fund’s fundamental investment policies with the goal of simplifying, modernizing and making consistent, to the extent possible, the fundamental investment policies of the Funds. The Board believes that simplifying the Funds’ fundamental investment policies will enhance management’s ability to manage the Funds’ assets efficiently in changing regulatory and investment environments, and permit management and the Board to review and monitor investment policies more easily. The Board noted that the revised fundamental policies are the same as those in effect for the mutual funds managed by TFAI. In addition, the proposed changes to the fundamental investment policies of the Funds will assist the Funds in making regulatory filings in a more efficient and cost effective manner and may facilitate the integration of the Funds into the TFAI complex of mutual funds. The proposed changes in fundamental investment policies may allow each Fund greater investment flexibility to respond to future investment opportunities. The Board does not anticipate, however, that the changes, individually or in the aggregate, currently will result in a material change in the level of investment risk associated with an investment in any Fund. Due to these and other considerations, the Board recommends that shareholders vote to approve the modifications to the Funds’ fundamental investment policies described below.

Shareholders of each Fund will be asked to provide instructions on each proposed fundamental restriction separately on the enclosed proxy card.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

Proposed Fundamental Investment Policies

Shareholders are being asked to approve amendments to the Funds’ fundamental investment policies in Proposals V.A through V.H. In addition, investment policies that are currently deemed fundamental by a Fund, but which the 1940 Act does not require to be fundamental, are proposed to be eliminated. This is the purpose of Proposals V.I to V.K.

Proposal V.A — Borrowing

Applicable Funds — All Funds other than:

Transamerica Premier Institutional Small Cap Value Fund

Transamerica Premier Institutional Diversified Equity Fund

Transamerica Premier Institutional Bond Fund

Current Fundamental Investment Policy. The Funds’ fundamental investment policy regarding borrowing currently reads:

Each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the Fund’s total assets (including the amount borrowed) valued at market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of a Fund’s total assets, the Fund will not make any additional investments.

Proposed New Fundamental Investment Policy.  If the proposed amendment is approved, each Fund’s fundamental investment policy regarding borrowing would read:

The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification.  All mutual funds are required to have a fundamental policy about the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

The current borrowing policy of the Funds generally recites the 1940 Act requirements as in effect today, but is more restrictive than the 1940 Act as it only permits the Funds to borrow for limited temporary or emergency purposes such as meeting redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities. The Funds’ current borrowing policy is disclosed in their prospectuses and/or statements of additional information.

The revised policy will permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate restrictions that limit pledging of assets.

As noted above, the revised policy will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage, but are not considered to be borrowings, are not subject to the revised policy.

If this proposal is approved, the Funds may be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so. Borrowing may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period.

Proposal V.B — Senior Securities

Applicable Funds — All Funds other than:

Transamerica Premier Institutional Small Cap Value Fund

Transamerica Premier Institutional Diversified Equity Fund

Transamerica Premier Institutional Bond Fund

Current Fundamental Investment Policy. The Funds do not currently have a fundamental investment policy regarding senior securities.

Proposed New Fundamental Investment Policy.  If the proposed amendment is approved, each Fund will have a fundamental investment policy regarding senior securities, which would read:

The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Addition.  All mutual funds are required to have a fundamental policy about issuing “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

Currently, the Funds do not have a fundamental policy regarding the issuance of senior securities by the Funds. The new policy will permit the Funds to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The new policy will not affect the Funds’ existing abilities to engage in these practices. Similarly, the new policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Proposal V.C — Senior Securities and Borrowing

Applicable Funds —

Transamerica Premier Institutional Small Cap Value Fund

Transamerica Premier Institutional Diversified Equity Fund

Transamerica Premier Institutional Bond Fund

Current Fundamental Investment Policy. Each Fund’s current fundamental investment policy regarding senior securities is combined with the Fund’s current fundamental investment policy regarding borrowing. The Funds’ fundamental investment policy regarding senior securities and borrowing currently reads:

A Fund may not issue senior securities, except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of a Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

Proposed New Fundamental Investment Policy Regarding Senior Securities.  If the proposed amendment is approved, each Fund’s fundamental investment policy regarding senior securities would be separated from the Fund’s fundamental investment policy regarding senior securities and would read:

The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Proposed New Fundamental Investment Policy Regarding Borrowing.  If the proposed amendment is approved, each Fund’s fundamental investment policy regarding borrowing would be separated from the Fund’s fundamental investment policy regarding senior securities and would read:

The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification to Fundamental Investment Policy Regarding Senior Securities.  For discussions of senior securities, please see Proposal V.B. Currently, the Funds are not permitted to issue senior securities. The Funds’ current policy concerning the issuance of senior securities is disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Funds to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds’ existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Discussion of Proposed Modification to Fundamental Investment Policy Regarding Borrowing. For discussions of borrowings, please see Proposal V.A. Currently, the borrowing policy of the Funds limits borrowings to one-third of total assets. In addition, the Funds may borrow only from banks and only for limited temporary or emergency purposes such as meeting redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities. The Funds’ current borrowing policy is disclosed in their prospectuses and/or statements of additional information. As noted in Proposal V.A, the Board believes these restrictions limit pledging of assets.

If this proposal is approved, the Funds may be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so. Borrowing may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period.

Proposal V.D — Underwriting

Applicable Funds — All Funds

Current Fundamental Investment Policy. The Funds’ fundamental investment policy regarding underwriting currently reads:

A Fund may not underwrite any issue of securities, except to the extent that the sale of securities in accordance with a Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that a Fund may acquire securities under circumstances in which, if the securities were sold, a Fund might be deemed to be an underwriter for purposes of the 1933 Act.

Proposed New Fundamental Investment Policy.  If the proposed amendment is approved, each Fund’s fundamental investment policy regarding underwriting would read:

The Fund may not act as an underwriter of securities within the meaning of the Securities Act except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, the Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Discussion of Proposed Modification.  All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

Currently, the Funds are not permitted to underwrite the securities of others except where the Fund does so in compliance with its investment objective, policies and limitations and where it may be deemed to be an underwriter under the 1933 Act. The Funds’ current underwriting policy is disclosed in their prospectuses and/or statements of additional information. The revised policy will be interpreted to permit the Funds to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus will give the Funds greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each Fund.

The revised policy and each Fund’s current fundamental policy provide that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities. This limited exception refers to a technical provision of the 1933 Act, which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund maybe considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale, but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities.

Proposal V.E — Real Estate

Applicable Funds — All Funds

Current Fundamental Investment Policy. The Funds’ fundamental investment policy regarding real estate currently reads:

A Fund may not purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.

Proposed New Fundamental Investment Policy.  If the proposed amendment is approved, each Fund’s fundamental investment policy regarding real estate would read:

The Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things, (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

Discussion of Proposed Modification.  All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate. However, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

The Funds’ current fundamental policy regarding real estate generally recites the 1940 Act requirements as in effect today. Currently, the Funds are not permitted to purchase or hold real estate in the ordinary course of their business, but they are permitted to own securities secured by real estate or mortgages or interests therein and to purchase securities of issuers investing in real estate or mortgages or interests therein. The Funds are also permitted to purchase and sell real estate when necessary to provide office space for the Funds’ conduct of business. The Funds may also purchase real estate or interests therein securing an issuer’s obligations, where that issuer defaults. The Funds’ current policy concerning investment in real estate is disclosed in their prospectuses and/or statements of additional information.

As a general rule, the Funds currently do not intend to purchase or sell real estate. However, the Funds wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with their investment programs. Accordingly, the Funds will not be restricted by the revised policy from purchasing or selling real estate (however, a Fund’s investment program may not contemplate these investments).

As noted above, the revised policy will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

To the extent that investments in real estate are considered illiquid, a Fund will be limited in the amount of real estate it may purchase. The current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds).

Proposal V.F — Lending

Applicable Funds — All Funds

Current Fundamental Investment Policy. The Funds’ fundamental investment policy regarding lending currently reads:

A Fund may not lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of a Fund’s assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes, and (e) entering into variable rate demand notes.

Proposed New Fundamental Investment Policy.  If the proposed amendment is approved, each Fund’s fundamental investment policy regarding lending would read:

The Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification.  All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act does not prohibit a fund from making loans. However, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

The Funds’ current fundamental policy generally prohibits the making of loans, except through investments in debt obligations, entering into repurchase agreements, and the lending of securities up to one-third of a Fund’s total assets (taken at market value). The current fundamental policy of the Funds also permits the marking of loans through trading in financial futures contracts, index futures and securities indexes and options thereon and entering into variable rate demand notes. The Funds’ current lending policy is disclosed in their prospectuses and/or statements of additional information. The revised policy will allow the Funds to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

The revised policy will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

If this proposal is approved, certain Funds will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which they previously could not do so. While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when TFAI believes the income justifies the attendant risks. The Funds also will be permitted by this policy to make loans of money, including to other Funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other Funds.

A Fund would engage in lending money or other assets only to the extent consistent with its investment objective.

Proposal V.G — Concentration

1. Applicable Funds — All Funds other than:

Transamerica Premier Cash Reserve Fund

Current Fundamental Investment Policy. The Funds’ fundamental investment policy regarding concentration currently reads:

A Fund may not invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities.

Proposed New Fundamental Investment Policy.  If the proposed amendment is approved, each Fund’s fundamental investment policy regarding concentration would read:

The Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Discussion of Proposed Modification.  All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Each Fund has a fundamental policy that prohibits the Fund from concentrating its investments in a particular industry. The Funds’ current policy about concentration is disclosed in their prospectuses and/or statements of additional information. The current policy reflects the 25% test noted above, which is the SEC’s current interpretation of concentration. If this interpretation were to change, the Funds would not be able to change their concentration policy without seeking shareholder approval. The revised policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be determined from time to time.

The revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The revised policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries, as applicable.

Under the revised policy, positions in futures contracts will be interpreted not to be subject to this concentration restriction.

2. Applicable Fund — Transamerica Premier Cash Reserve Fund

Current Fundamental Investment Policy. The Fund’s fundamental investment policy regarding concentration currently reads:

A Fund may not invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities. For Transamerica Premier Cash Reserve Fund, investments in the following are not subject to the 25% limitation: repurchase agreements and securities loans collateralized by United States government securities, certificates of deposit, bankers’ acceptances, and obligations (other than commercial paper) issued or guaranteed by United States banks and United States branches of foreign banks.

Proposed New Fundamental Investment Policy.  If the proposed amendment is approved, the Fund’s fundamental investment policy regarding concentration would read:

The Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that the Fund may invest without limitation in obligations issued by banks.

Discussion of Proposed Modification.  The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of banks without being deemed to concentrate their investments. Currently, the Fund’s policy regarding concentration prohibits the Fund from concentrating its investments in a particular industry. However, the Fund reserves the freedom of action to invest without limit in repurchase agreements and securities loans collateralized by United States government securities, certificates of deposit, bankers’ acceptances and obligations of domestic banks and domestic branches of foreign banks. The Fund’s existing policy reflects the 25% test noted above that is the SEC’s current interpretation of concentration. It is proposed that the Fund adopt the revised policy as noted above. The revised policy does not contain a stated percentage limitation. The revised policy will permit the Fund to take advantage of the flexibility to invest without limitation in bank obligations that the SEC has granted to money market funds when the Fund’s manager believes it makes sense to do so.

Proposal V.H — Commodities

Applicable Funds — All Funds

Current Fundamental Investment Policy. The Funds’ fundamental investment policy regarding commodities currently reads:

A Fund may not invest in commodities, except that a Fund (other than Transamerica Premier Cash Reserve Fund) may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in the SAI and in the prospectuses.

Proposed New Fundamental Investment Policy.  If the proposed amendment is approved, each Fund’s fundamental investment policy regarding commodities would read:

The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification.  All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

Currently, the Funds are not permitted to invest in physical commodities or commodity contracts with respect to physical commodities. However, each Fund, other than Transamerica Premier Cash Reserve Fund, is permitted to invest in certain types of derivatives and financial commodities such as futures contracts and options on futures contracts. Transamerica Premier Cash Reserve Fund is not permitted to invest in futures contracts and related options to any extent. The Funds’ current policy regarding investment in commodities and commodity contracts is disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Funds to purchase or sell commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. Accordingly, the Funds will not be restricted by the revised policy from purchasing physical or financial commodities and commodity-related instruments (however, a Fund’s investment program may not contemplate these investments). The revised policy will not affect the Funds’ ability to enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies.

There may be instances when investing in physical commodities may be complementary to a Fund’s other investments. For example, a Fund may wish to buy shares of a gold-producing company and hedge that investment with gold futures, or a Fund may wish to gain exposure to a particular commodity directly, as opposed to through a financial instrument. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. As noted above, the value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. A Fund’s prospectus and/or statement of additional information would be amended to disclose these risks before a material portion of the Fund’s assets is invested in physical commodities.

It is not believed that certain financial instruments such as interest rate or stock index futures contracts are “commodities.” In any event, the revised policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the 1940 Act and related interpretations. The revised policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

To the extent that investments in commodities are considered illiquid, a Fund will be limited in the amount of commodities it may purchase. The current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds).

Proposal V.I — Margin Activities

Applicable Funds — All Funds other than:

Transamerica Premier Institutional Small Cap Value Fund

Transamerica Premier Institutional Diversified Equity Fund

Transamerica Premier Institutional Bond Fund

Current Fundamental Investment Policy. The Funds’ fundamental investment policy regarding margin activities currently reads:

No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by a Fund.

Proposed Removal of Fundamental Investment Policy.  If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from purchasing securities on margin will be eliminated.

Discussion.  The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposal V.A.

The Funds believe that this fundamental policy is unnecessary and may be unduly restrictive. The Funds’ ability to borrow is governed by the fundamental policy on borrowing discussed in Proposal V.A. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the fundamental policy discussed in Proposal V.B. The Funds believe that these other fundamental policies provide adequate protection on this topic. If this fundamental policy is eliminated, the Funds will be permitted to purchase securities on margin subject to the Funds’ other investment policies and applicable law.

The Funds do not currently intend to purchase securities on margin. The Funds currently invest all of their assets in underlying Funds. Before changing this investment strategy, for example, to purchase securities on margin, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change in strategy. Shareholders should note that it is the current position of the SEC’s staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security by the fund that is not permitted by the 1940 Act.

Proposal V.J — Short Selling

Applicable Funds — All Funds other than:

Transamerica Premier Institutional Small Cap Value Fund

Transamerica Premier Institutional Diversified Equity Fund

Transamerica Premier Institutional Bond Fund

Current Fundamental Investment Policy. The Funds’ fundamental investment policy regarding short selling currently reads:

No Fund, except Transamerica Premier Growth Opportunities Fund and Transamerica Premier Focus Fund, may make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. Transamerica Premier Growth Opportunities Fund and Transamerica Premier Focus Fund may not make short sales of securities or maintain a short position unless (a) at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short, or (b) no more than 2% of the Fund’s total assets is invested in a single short sale position and no more than 10% of the Fund’s total assets is invested in short sale positions.

Proposed Removal of Fundamental Investment Policy.  If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from making short sales of securities will be eliminated.

Discussion.  A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs. Under the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to “cover” its exposure under any short position.

Mutual funds are not required to have a fundamental policy about engaging in short sales. The Funds believe this fundamental policy is unduly restrictive. There may be circumstances in which a Fund’s manager believes that a short sale is in the best interests of shareholders. If this fundamental policy is eliminated, the Funds will be able to engage in short sales subject to the Funds’ other investment policies and applicable law. Before a Fund engages in short sales to any material extent, the Board will be consulted and the Fund’s prospectus and/or statement of additional information will be revised to disclose the practice. The Fund will be subject to any limitations on engaging in short sales imposed by the Board or investment manager from time to time, as well as the Fund’s other investment policies. The Funds do not currently intend to engage in short sales.

Proposal V.K — Diversification

1. Applicable Funds — All Funds other than:

Transamerica Premier Focus Fund

Transamerica Premier Institutional Small Cap Value Fund

Transamerica Premier Institutional Diversified Equity Fund

Transamerica Premier Institutional Bond Fund

Current Fundamental Investment Policy. The Funds’ fundamental investment policy regarding diversification currently reads:

No Fund may purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund, other than Transamerica Premier Cash Reserve Fund, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. Transamerica Premier Cash Reserve Fund may invest more than 5% of the Fund’s total assets, but not more than 25% of the Fund’s total assets, in the securities of one issuer for a period not to exceed three business days.

Proposed Removal of Fundamental Investment Policy.  If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy requiring diversification of the Fund’s investments will be eliminated. Despite this change, each Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders. There are no current plans to seek shareholder approval to change any of the Funds to non-diversified Funds.

Discussion.  The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. In addition, funds (including the Funds) are subject to diversification tests under the Internal Revenue Code that limit investments in a single issuer or small number of issuers. The Funds currently comply with both the 1940 Act and the Internal Revenue Service (the “IRS”) requirements. However, the 1940 Act does not require that investment policies on diversification be fundamental policies.

The existing policies on diversification of the Funds generally recite the 1940 Act requirements as in effect today. If the requirements for diversification were to change, these Funds might not be able to take advantage of that change without seeking shareholder approval. For these Funds, elimination of the policies on diversification will not change the extent to which these Funds’ assets may be invested in a single issuer unless and until the 1940 Act requirements on diversification change.

As noted above, if a Fund wishes to become non-diversified in the future, the Fund would need to obtain shareholder approval of that change. Until that approval is obtained, the Fund must continue to comply with the diversification requirements of the 1940 Act. This is true despite the elimination of the Fund’s fundamental policy on diversification.

2. Applicable Fund —  Transamerica Premier Focus Fund

Current Fundamental Investment Policy. The Fund’s fundamental investment policy regarding non-diversification currently reads:

With respect to Transamerica Premier Focus Fund, no more than 25% of the Fund’s total assets may be invested in the securities of a single issuer (other than cash items and government securities); and, with respect to 50% of the Fund’s total assets, no more than 5% may be invested in the securities of a single issuer (other than cash items and government securities).

Proposed Removal of Fundamental Investment Policy.  If shareholders of the Fund approve this proposal, the Fund’s current fundamental policy requiring the fund to be non-diversified will be eliminated. Despite this proposal, there are no current plans for the Fund to stop being non-diversified.

Discussion.  As noted above, the 1940 Act requires every mutual fund to state whether it is diversified or non-diversified. Non-diversified funds have the ability to invest more of their assets in the securities of fewer issuers, and thus may be considered to be more risky in this regard. Because of this possibility of greater risk, the 1940 Act requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. On the other hand, the reverse, meaning a change from non-diversified to diversified status, does not require shareholder approval. If this fundamental policy is eliminated, the Fund would be able to diversify its investments more broadly without seeking shareholder approval. As noted above, there are no current plans to do so for the Fund. The Fund’s prospectus would be amended to disclose any such change.

3. Applicable Funds — All Funds other than:

Transamerica Premier Institutional Small Cap Value Fund

Transamerica Premier Institutional Diversified Equity Fund

Transamerica Premier Institutional Bond Fund

Current Fundamental Investment Policy. The Funds’ additional fundamental investment policy regarding diversification currently reads:

No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in government securities, and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act.

Proposed Removal of Fundamental Investment Policy.  If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from holding more than 10% of the voting securities of any one issuer will be eliminated.

Discussion. These Funds currently have two fundamental policies on diversification. Like the fundamental policy discussed in part 1 of this Proposal V.K, this policy reflects portions of the existing 1940 Act requirements about diversification. For more discussion of fundamental policies relating to diversification, please see part 1 of this Proposal V.K. As noted in part 1 of this Proposal V.K, the 1940 Act does not require that funds have fundamental policies relating to diversification. The Funds believe that these additional fundamental policies relating to diversification are duplicative and unnecessary.

Required Vote

To be approved with respect to a particular Fund, each proposal must be approved by a “1940 Act Majority Vote” of the outstanding shares of that Fund, as such term is defined above in “Quorum, Vote Required and Manner of Voting Proxies.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS V.A THROUGH V.K (AS APPLICABLE).

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Administrator, Transfer Agent and Principal Underwriter

TFS, the administrator and transfer agent of the Funds, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The principal underwriter/distributor of the Funds is TCI, located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237. TFAI, TIM, TFS and TCI are all affiliated due to their common ultimate ownership by AEGON, N.V.

Annual and Semi-Annual Reports

Shareholders can find important information about the Funds in their annual report, dated December 31, 2006, and their semi-annual report, dated June 30, 2007, which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Funds at the address shown on the first page of this Joint Proxy Statement or by calling the Funds at 1-800-892-7587.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement beginning on or about December [ ], 2007, but proxies may also be solicited by telephone and/or in person by representatives of the Funds, regular employees of TFAI and TIM or their affiliate(s), or Computershare Fund Services (“Computershare”), a private proxy services firm. The estimated cost of retaining Computershare is approximately $250,000. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meeting, including the preparation and mailing of the notice, Joint Proxy Statement and the solicitation of proxies, including reimbursement to broker-dealer and others who forwarded proxy materials to their clients, will be borne by TFAI and/or its affiliates.

Independent Registered Public Accounting Firm

The Board Members, including a majority of the Independent Board Members, have selected Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm for the Funds. Ernst & Young, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee of the Board that it is an independent registered public accounting firm with respect to the Funds.

The Audit Committee of the Board approved the engagement of Ernst & Young as each Fund’s independent registered public accounting firm for the Fund’s most recent fiscal year, as well as for the current fiscal year. Ernst & Young provides audit and accounting services including audit to the annual financial statements, assistance and consultation with respect to filings with the SEC, and preparation for annual income tax returns.

The reports of Ernst & Young on each Fund’s financial statements for each of the last two fiscal years audited by Ernst & Young contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with Ernst & Young during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference thereto in their reports on the financial statements for such years.

No representatives of Ernst & Young will be present at the Special Meeting.

Appendix J sets forth, for each Fund, for each of the Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix J is presented under the following captions:

(a) Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d) All Other Fees — fees for products and services provided to the Fund, other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of the Audit Committee of the Board requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund, and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to TIM and any service providers controlling, controlled by or under common control with TIM that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee.

The Audit Committee may not approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firms, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Fund, TFAI and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firms during the fiscal year in which the permissible non-audit services are provided to (i) the Fund, (ii) TIM and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

The Audit Committee has considered whether the provision of non-audit services that were rendered by Ernst & Young to TIM and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by Ernst & Young to each Fund, TIM or Covered Service Providers that were required to be pre-approved were pre-approved as required.

[For each Fund’s two most recent fiscal years, there were no services rendered by Ernst & Young to the Fund for which the pre-approval requirement was waived.

There were no non-audit fees billed by Ernst & Young for services rendered to the Corporation in each of the last two fiscal years ended December 31, 2005 and December 31, 2006, respectively.]

5% Share Ownership

As of November 29, 2007, the persons listed in Appendix K owned of record the amount of shares of the Funds indicated in Appendix K.

Shareholder Communications to the Board

Shareholders of a Fund may mail written communications to the Board, addressed to the care of the Secretary of the Funds, at the Funds’ address shown on the front page of this Joint Proxy Statement. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

Shareholders Sharing the Same Address

As permitted by law, each Fund will deliver only one copy of this Joint Proxy Statement to shareholders or owners of variable annuity contracts and variable life policies, as applicable, (for purposes of this paragraph, collectively, “shareholders”) residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact your Fund by writing to the address shown on the front page of this Joint Proxy Statement or by calling the Funds at 1-800-892-7587. The Fund will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at the address to which only one copy was mailed. Shareholders wishing to receive separate copies of each Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, the Corporation does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders of the applicable Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Fiscal Year

The fiscal year end of each Fund is December 31.

General

Management does not intend to present any other items of business and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of shareholders entitled to be present and to vote at the Special Meeting will be available at the offices of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Special Meeting.

Failure of a quorum to be present at the Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares of the Fund present in person or represented by proxy at the meeting.

Information About the Funds

Each of the Funds is subject to the informational requirements of the 1934 Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Please submit your voting instructions promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or by the Internet.

To ensure the presence of a quorum at the Special Meeting, we request prompt execution and return of the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board
Dennis P. Gallagher
December [ ], 2007	Vice President, Secretary and General Counsel
570 Carillon Parkway
St. Petersburg, Florida 33716

LIST OF APPENDICES

Appendix A: Funds’ Issued and Outstanding Shares

Appendix B: Nominating Committee Charter

Appendix C: Comparison of Terms of Advisory Agreements

Appendix D: Form of Investment Advisory Agreement Between the Corporation and TFAI

Appendix E: TIM’s and TFAI’s Directors and Principal Executive Officers

Appendix F: Information About Current Investment Advisory Agreement

Appendix G: Fees Paid to TIM and Affiliates

Appendix H:  Other Funds Advised by TFAI and TIM

Appendix I: Form of Investment Subadvisory Agreement Between TFAI and TIM

Appendix J: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

Appendix K: Beneficial Owners of 5% or More of the Outstanding Shares of Each Fund

Appendix A

Funds’ Issued and Outstanding Shares

The total number of shares of each Fund outstanding at the close of business on the Record Date is shown below.

Fund	Number of Shares as of the Record Date
Transamerica Premier Focus Fund
Transamerica Premier Equity Fund
Transamerica Premier Growth Opportunities Fund
Transamerica Premier Diversified Equity Fund
Transamerica Premier Balanced Fund
Transamerica Premier High Yield Bond Fund
Transamerica Premier Cash Reserve Fund
Transamerica Premier Institutional Equity Fund
Transamerica Premier Institutional Small Cap Value Fund
Transamerica Premier Institutional Diversified Equity Fund
Transamerica Premier Institutional Bond Fund

Appendix B

TRANSAMERICA INVESTORS, INC.

(the “Fund”)

NOMINATING COMMITTEE CHARTER

Adopted November 11, 2004

A.	Committee Membership
1.

The Nominating Committee (“Committee”) of the Fund shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”) (“Independent Directors”). Other Board members, while not serving as members of the Committee, may participate in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. In addition, the investment advisers and other service providers of the Fund may suggest Director candidates (including Independent Director candidates) for service on the Board, and may provide administrative assistance in the selection and nomination process.

B.	Board Nominations and Functions
1.

In the event of any vacancies on the Board, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2.

The Committee shall evaluate candidates’ qualifications for Board membership, and, with respect to nominees for Independent Director membership, their independence from the Fund’s investment adviser and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

3.

In assessing the qualifications of a potential candidate for membership on the Board, the Committee may consider the candidate’s potential contribution to the operation of the Board and their committees, and such other factors as it may deem relevant. Specific desired (but not required) qualities of Independent Director candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Nominating Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Director, would not cause the Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors.

4.

While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Committee may consider nominations from shareholders of the Fund. Shareholders may submit for the Committee’s consideration, recommendations regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

(a)	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:
(i)

The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.

(ii)

The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]

(iii)

Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

(iv)

Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v)

The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi)

The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(vii)	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.
(b)	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:
(i)

Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

(ii)

The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

(c)

Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, who will provide all submissions to the Committee. This submission to the Fund must include:

(i)	the shareholder’s contact information;

_________________________

1 Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(ii)	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;
(iii)

all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

(iv)	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5.

The Committee shall evaluate as necessary the operations and effectiveness of the Board as a whole and shall evaluate the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

C.	Committee Nominations
1.	The Committee shall make nominations for membership on all committees and shall review Board committee assignments as necessary.
2.

The Committee shall review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

D.	Other Powers and Responsibilities
1.

The Committee shall meet as necessary in connection with any vacancy on or addition to a Board, and otherwise from time to time as it deems appropriate to perform its responsibilities. The Chairman of the Committee shall have the responsibility to establish an agenda for any such meetings.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from Fund assets third party consultants to assist with identification and evaluation of potential Independent Directors.

3.	The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

SCHEDULE A

RESPONSIBILITIES AND DESIRED QUALITIES

OF INDEPENDENT DIRECTORS

A.	Primary Responsibilities

The Independent Director’s primary responsibility is management oversight of the Fund on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

B.	Personal Attributes
•	Public or private sector stature sufficient to instill confidence.
•	High personal and professional integrity.
•	Good business sense.
•	Able to commit the necessary time to prepare for and attend meetings.
•	Not financially dependent on Director retainer and meeting fees.
C.	Skills, Experience and Qualifications for decision making
•	General understanding of financial issues, investing, financial markets and technology.
•	General understanding of balance sheets and operating statements.
•	First-hand knowledge of investing.
•	Experience in working in highly regulated and complex legal framework.
•	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.
•	Ability to be critical, but not confrontational.
•	Demonstrated ability to contribute to Board and committee process.
•	Ability to consider diverse issues and make timely, well-informed decisions.
•	Familiarity with the securities industry.
•	Qualification as an “Audit Committee Financial Expert.”
Note:

The Personal Attributes listed in B above should be possessed by all Directors. The Skills, Experience and Qualifications listed in C include items that should be possessed by all Directors as well as items that should be possessed by at least some Directors.

Appendix C

Comparison of Terms of Advisory Agreements

Appendix C compares the principal terms of the Current Advisory Agreement with the corresponding terms of the proposed Advisory Agreement for each of the Funds. You should note that the chart below contains only a description of the principal provisions of the Current Advisory Agreement and may not include all of the terms of such Agreement, or the exact wording of those provisions described. The complete text of the form of proposed Advisory Agreement is included in Appendix D and you should refer to that Appendix for the complete terms of the Agreement.

Current Advisory Agreement	New Advisory Agreement

Investment Advisory Services. In its capacity as investment adviser to the Corporation, Adviser shall have the following responsibilities: to provide a continuous investment program for each Fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time, consistent with the Corporation’s Articles of Incorporation and the Fund’s investment objective and policies adopted and declared by the Board and stated in the Fund’s current prospectus; to supervise the purchase and sale of securities including the selection of brokers and dealers to execute such transactions, consistent with [the terms described hereto]; to determine in its discretion which issuers and securities are to be owned or held in the Funds and to report thereon to the Board; to formulate and implement a continuous investment program for each Fund and regularly report thereon to the Board; to give instructions to the custodian or sub-custodian of the Corporation appointed by the Board, as to deliveries of securities, transfer of currencies or payments of cash for the account of the Corporation, in relation to the matters contemplated by this Agreement; and to take, on behalf of the Corporation, all actions which appear to the Corporation and the Funds necessary to effect the purchase and sale of securities for the Corporation and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Funds.

Investment Advisory Services. Subject to the supervision of the Trust’s Board of Trustees, the Adviser shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and SAI.

The Adviser shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, the Investment Company Act of 1940 and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Adviser.

The Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the Investment Company Act of 1940 and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

The Adviser shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to each Fund’s portfolio securities.

Brokerage Transactions. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of that Fund and shall be paid by the Fund. Adviser is authorized and directed to place the Fund’s securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that Adviser, consistent with its obligation to achieve best execution of the Fund’s securities transactions, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Adviser. Notwithstanding the foregoing, the Corporation shall retain the right to direct the placement of all securities transactions of a Fund, and the Directors may establish policies or guidelines to be followed by Adviser in placing portfolio transactions for the Fund pursuant to the foregoing provisions. Adviser shall report on the placement of portfolio transactions as directed by the Directors of the Corporation.

Brokerage Transactions. The Adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion.

The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

Transactions with Affiliates. Neither Adviser nor any officer, director or employee thereof shall take a long or short position in the securities issued by a Fund. This prohibition, however, shall not prevent the purchase from the Fund of shares issued by the Fund on behalf of the Corporation, by the officers, directors or employees of Adviser (or by deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted by the Fund’s current prospectus, in accordance with Section 22(d) of the 1940 Act and the regulations thereunder.

Transactions with Affiliates. The Fund hereby authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

Notwithstanding the foregoing, the Adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Adviser or its affiliates, except in each case as permitted by the Investment Company Act of 1940 and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and SAI relative to the Adviser and its directors and officers.

Management Services. Not specifically addressed in this agreement.

Management Services. The Adviser shall furnish or make available to each Fund the services of executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, the services of the Fund’s custodian and transfer agent, and other functions of the Fund. The Adviser shall also assist in the preparation of reports to shareholders of each Fund as requested by the Trust. In accordance with the foregoing, the Adviser shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

Subadvisers. Subject to applicable laws, regulations, orders and regulatory interpretations, the Adviser may, at its expense and subject to its supervision, engage one or more persons, including without limitation subsidiaries and affiliated persons of the Adviser, to render any or all of the investment advisory services that the Adviser is obligated to render under this Agreement. Appointment of one or more sub-advisers will not relieve the Adviser of its obligations under this Agreement.

Subadvisers. Subject to the Board’s approval, the Adviser or any Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of the Adviser, in which the Adviser delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as the Adviser will determine to be necessary, desirable or appropriate, provided that in each case the Adviser shall supervise the activities of each such subadviser and further provided that such contracts impose on any investment subadviser bound thereby all the conditions to which the Adviser is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the Investment Company Act of 1940.

Activities of Adviser. The Adviser furnishes investment advice to the Funds as well as other institutional clients, including some investment companies. Some of the Adviser’s other clients may have investment objectives and programs similar to those of a Fund. Accordingly, occasions may arise when sales or purchases of securities will be consistent with the investment policies of one or more of the Funds and of other clients of the Adviser. If purchases or sales of securities for the Corporation or other clients of the Adviser arise for consideration at or about the same time, the Corporation agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Corporation recognizes that there may be an adverse effect on price.

It is agreed that, on the occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Corporation, as well as its other clients, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchases for other clients in order to obtain favorable execution and lower brokerage commissions or prices. In that event, the allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Corporation and to such other accounts. The Corporation recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund.

Activities of Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

If the purchase or sale of securities for a Fund and one or more other accounts of the Adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Adviser’s policies and procedures as presented to the Board from time to time.

Expenses. Aside from the provisions relating to the expense caps for certain Funds as discussed in Section 2 of this Joint Proxy Statement, the Current Advisory Agreement does not specifically address the allocation of expenses.

Expenses. Each Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

The Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

Obligation to Provide Information. The Corporation shall have the following obligations under the Agreement: to keep Adviser continuously and fully informed as to the composition of the investment portfolio of each Fund and the nature of all of its assets and liabilities from time to time; to furnish Adviser with a certified copy of any financial statement or report prepared for the Corporation by a certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange; [and] to furnish Adviser with any further materials or information which Adviser may reasonably request to enable it to perform its functions under this Agreement.

In its capacity as investment adviser to the Corporation, Adviser shall have the [responsibility] to cause the officers and employees of the Adviser to attend meetings and furnish oral or written reports, as the Corporation may reasonably require, in order to keep the Directors and appropriate officers of the Corporation fully informed as to the conditions of the investment securities of each Fund, the investment recommendations of Adviser, and the investment considerations which have given rise to those recommendations.

Adviser shall also provide the Fund’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws and such other reports as required under Rule 38a-1 under the 1940 Act.

Obligation to Provide Information. The Trust shall at all times keep the Adviser fully informed with regard to the securities owned by each Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish the Adviser with such other documents and information with regard to each Fund’s affairs as the Adviser may from time to time reasonably request.

The Adviser shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance, and generally as to the condition of its affairs. The Adviser shall furnish the Trust with such other documents and information with regard to each Fund’s affairs as the Trust may from time to time reasonably request.

Fees. The Fund shall pay to Adviser for its services a fee, computed daily and paid monthly, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth on Schedule B attached to this Agreement, as it may be amended from time to time in accordance with Section 13 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

Fees. As compensation for the services performed by the Adviser, each Fund shall pay the Adviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

Term. This Agreement shall continue in effect with respect to a Fund, unless sooner terminated as provided herein, for a period of up to two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Directors of the Corporation who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Corporation or the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

Termination and Amendments. This Agreement may be terminated at any time, without penalty, by the Directors of the Corporation, or with respect to a Fund, by the shareholders of that Fund acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to Adviser at its principal place of business. This Agreement may be terminated by Adviser at any time by giving 60 days’ written notice of termination to the Corporation, addressed to its principal place of business.

This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

This Agreement may be amended with respect to a Fund only with the approval by the affirmative vote of a majority of the Directors of the Company and a majority of Directors of the Corporation who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment. Such an amendment shall require the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act), to the extent required by the 1940 Act and the rules thereunder.

Termination and Amendments. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated with respect to any Fund by the Adviser at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of the Adviser and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Trust without the consent of the Adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the Investment Company Act of 1940, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and the Adviser.

Limitation of Liability of the Adviser. Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Corporation or a Fund or any shareholder of a Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

Limitation of Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section, the term “the Adviser” shall include any affiliates of the Adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Adviser and such affiliates.

Appendix D

FORM OF INVESTMENT ADVISORY AGREEMENT

Transamerica Fund Advisors, Inc.

This Agreement, entered into as of [        ], 2008 between Transamerica Investors, Inc., a Maryland corporation (referred to herein as the “Corporation”), and Transamerica Fund Advisors, Inc., a Florida corporation (referred to herein as “TFAI”), to provide certain management and advisory services to each series of the Corporation listed on Schedule A hereto (each, a “Fund”).

The Corporation is registered as an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”), and consists of more than one series, including the Funds. In managing each of the Funds, as well as in the conduct of certain of its affairs, the Corporation wishes to have the benefit of the investment advisory services of TFAI and its assistance in performing certain management functions. TFAI desires to furnish services for the Corporation and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.         Appointment. The Corporation hereby appoints TFAI as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. TFAI accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.         Investment Advisory Services. In its capacity as investment adviser to each Fund, TFAI shall have the following responsibilities:

(a)

Subject to the supervision of the Corporation’s Board of Directors (the “Board”), TFAI shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. TFAI shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Corporation’s Articales of Incorporation and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to TFAI. TFAI is authorized as the agent of the Corporation to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

TFAI will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which TFAI or its affiliates exercise investment discretion. TFAI is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TFAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TFAI and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TFAI’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with TFAI which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, TFAI agrees that it will not deal with itself, or with Directors of the Corporation or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which TFAI or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TFAI or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to TFAI and its directors and officers.

(d)        TFAI shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to each Fund’s portfolio securities.

3.         Management Services. TFAI shall furnish or make available to each Fund the services of executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, the services of the Fund’s custodian and transfer agent, and other functions of the Fund. TFAI shall also assist in the preparation of reports to shareholders of each Fund as requested by the Corporation. In accordance with the foregoing, TFAI shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

4.         Subadvisers. Subject to the Board’s approval, TFAI or any Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of TFAI, in which TFAI delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as TFAI will determine to be necessary, desirable or appropriate, provided that in each case TFAI shall supervise the activities of each such subadviser and further provided that such contracts impose on any investment subadviser bound thereby all the conditions to which TFAI is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5.         Activities of TFAI. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of TFAI who may also be a Director, officer or employee of the Corporation or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of TFAI to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for a Fund and one or more other accounts of TFAI is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by TFAI. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with TFAI’s policies and procedures as presented to the Board from time to time.

6.         Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TFAI incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

Each Fund shall pay (i) fees payable to TFAI pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Corporation’s non-interested Directors; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Corporation’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Directors; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Corporation and TFAI); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Corporation for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Corporation on behalf of the Fund.

(b)

TFAI shall pay all expenses incurred by it in the performance of its duties under this Agreement. TFAI shall authorize and permit any of its directors, officers and employees, who may be elected as Directors or officers of the Corporation, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Directors and officers.

7.         Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

The Corporation shall at all times keep TFAI fully informed with regard to the securities owned by each Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Corporation shall furnish TFAI with such other documents and information with regard to each Fund’s affairs as TFAI may from time to time reasonably request.

(b)

TFAI shall at all times keep the Corporation fully informed with regard to each Fund’s investment performance and investment mandate compliance, and generally as to the condition of its affairs. TFAI shall furnish the Corporation with such other documents and information with regard to each Fund’s affairs as the Corporation may from time to time reasonably request.

8.         Compensation of TFAI. As compensation for the services performed by TFAI, each Fund shall pay TFAI, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due TFAI for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

9.          Compensation of Directors, Officers and Employees. No Director, officer or employee of the Corporation or a Fund shall receive from the Corporation or the Fund any salary or other compensation as such Director, officer or employee while he is at the same time a director, officer, or employee of TFAI or any affiliated company of TFAI, except as the Board may decide. This paragraph shall not apply to Directors, executive committee members, consultants and other persons who are not regular members of TFAI’s or any affiliated company’s staff.

10.       Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the

Directors who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

11.       Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to TFAI at its principal place of business. This Agreement may be terminated with respect to any Fund by TFAI at any time by giving 60 days’ written notice of termination to the Corporation, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of TFAI and the Corporation. This Agreement shall terminate automatically in the event of its assignment by TFAI and shall not be assignable by the Corporation without the consent of TFAI. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

12.       Use of Name. If this Agreement is terminated with respect to any Fund and TFAI no longer serves as investment adviser to the Fund, TFAI reserves the right to withdraw from the Corporation the use of the name Transamerica with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and TFAI or any of its affiliates.

13.       Liability of TFAI. TFAI may rely on information reasonably believed by it to be accurate and reliable. TFAI assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect TFAI against any liability to the Fund to which TFAI would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 13, the term “TFAI” shall include any affiliates of TFAI performing services for the Corporation or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of TFAI and such affiliates.

14.       Meanings of Certain Terms. For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

15.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Corporation as agreed by the Corporation and TFAI.

16.       Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.       Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.

By:
Name:
Title:

TRANSAMERICA INVESTORS, INC.

By:
Name:
Title:

Schedule A

Fund	Investment Advisory Fee
Transamerica Premier Focus Fund	0.85% for the first $1 billion of assets in the Fund; 0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.
Transamerica Premier Growth Opportunities Fund	0.85% for the first $1 billion of assets in the Fund; 0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.
Transamerica Premier Equity Fund	0.85% for the first $1 billion of assets in the Fund; 0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.
Transamerica Premier Diversified Equity Fund	0.75% for the first $1 billion of assets in the Fund; 0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.
Transamerica Premier Balanced Fund	0.75% for the first $1 billion of assets in the Fund; 0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.
Transamerica Premier High Yield Bond Fund	0.53%
Transamerica Premier Cash Reserve Fund	0.33%
Transamerica Premier Institutional Equity Fund	0.73%
Transamerica Premier Institutional Small Cap Value Fund	0.83%
Transamerica Premier Institutional Diversified Equity Fund	0.73%
Transamerica Premier Institutional Bond Fund	0.43%

Appendix E

TIM’s and TFAI’s Directors and Principal Executive Officers

The following table lists the directors and principal executive officers of Transamerica Investment Management, LLC (“TIM”) and their principal occupations. The address of each person listed is c/o TIM, 11111 Santa Monica Blvd., Suite 820, Los Angeles, California 90025.

Name and Position with TIM	Principal Occupation
Gary U. Rolle President, Chief Executive Officer and Director

Chief Investment Officer and President (1999 to present), Chief Executive Officer (March 2007 to present), Principal (February 2005 to present), TIM; Director, Chief Investment Officer and Executive Vice President (1983 to present), President (1999 to present), Chief Executive Officer (March 2007 to present), TISI; President (November 1999 to present) and Director (February 1995 to present), TII; Director, AEGON Capital Management, Inc. (January 2001 to present) and AEGON Fund Management Inc. (June 2002 to present); Director, Transamerica Life Canada (1988 to present); Director and President, Gemini Investments, Inc. (1998 to present).

Geoffrey I. Edelstein General Counsel, Secretary and Director	Counsel, Secretary and Director, TIM (August 2005 to present); Secretary and Managing Director, Westcap Investors, LLC (July 1995 to present).
Mark W. Mullin Director	Chief Executive Officer and Director, Diversified Investment Advisors, Inc. (with the firm since 1995); Director, TFLIC (February 2002 to present).

Larry N. Norman Director

Director, TIM (August 2002 to present); President (March 2006 to present), Chairman of the Board (February 2004 to present), Director (February 2002 to present), AEGON Financial Services Group, Inc.; Senior Vice President (May 2005 to present), Director (February 2003 to present), TISI; Executive Vice President, Western Reserve Life Assurance Co. of Ohio (April 2005 to present); Executive Vice President, TFLIC (March 2002 to present); President (April 2000 to present), Chairman of the Board (January 2002 to present), Director (April 1998 to present), Transamerica Life Insurance Company; Executive Vice President (April 1998 to present), Director (April 2000 to present), Life Investors Insurance Company of America; Executive Vice President, Transamerica Occidental Life Insurance Company (September 1999 to present); Executive Vice President (April 1998 to present), Director (January 1999 to present), Monumental Life Insurance Company; President (May 1998 to present), Director (July 1997 to present) and President (May 1998 to present), AFSG Securities Corporation.

Michelle Stevens Director	Director, TIM and TISI (March 2007 to present).
Emme Devonish Chief Compliance Officer	Chief Compliance Officer, TIM (August 2005 to present).
Travis Weimer Chief Financial Officer and Controller	Controller, TIM (February 2005 to present).

The following table lists the directors and principal executive officers of TFAI and their principal occupations. The address of each person listed is c/o TFAI, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with TFAI	Principal Occupation

John K. Carter Director, President and Chief Executive Officer

Chief Executive Officer and President, Diversified Investors Portfolios (“DIP”), The Diversified Investors Funds Group (“DIFG”), The Diversified Investors Funds Group II (“DIFG II”) and Diversified Investors Strategic Variable Funds (“DISVF”) (August 2007 to present); Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Transamerica IDEX Mutual Funds (“TA IDEX”); Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), AEGON/Transamerica Series Trust (“ATST”); Director (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Transamerica Income Shares, Inc. (“TI Shares”); President and Chief Executive Officer (July 2006 to present), Director (2000 to present), TFAI; President and Chief Executive Officer (July 2006 to present), Director (2001 to present), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 to present); Chief Executive Officer, Transamerica Investors, Inc. (July 2006 to present).

Dennis P. Gallagher Director, Senior Vice President, General Counsel and Secretary

Vice President, General Counsel and Secretary, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President, General Counsel and Secretary, ATST, TA IDEX and TI Shares (September 2006 to present); Vice President and Secretary, TII (September 2006 to present); Director, Senior Vice President, General Counsel and Secretary, TFAI and TFS (September 2006 to present).

Christopher A. Staples Director, Senior Vice President and Chief Investment Officer

Vice President and Chief Investment Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Chief Investment Officer (June 2007 to present), Vice President (July 2007 to present), Senior Vice President (June 2007 to July 2007), TA IDEX, ATST and TI Shares; Vice President —Investment Administration TII (2004 to present); Director, TFS (2005 to present).

Kyle A. Keelan Senior Vice President —Business Development	Vice President, AFSG Securities Corp. (2001 to present); Senior Vice President—Business Development, TFAI (2004 to present).
T. Gregory Reymann, II Senior Vice President and Chief Compliance Officer

Chief Compliance Officer and Senior Vice President, ATST, TA IDEX and TI Shares (September 2006 to July 2007); Chief Compliance Officer (September 2006 to present) and Vice President, TII (2005 to present).

Karen D. Heburn Senior Vice President, Chief Financial Officer and Treasurer	Senior Vice President, Chief Financial Officer and Treasurer (May 2007 to present), TFAI; Senior Vice President and Treasurer, TFS (May 2007 to present).

Appendix F

Information About Current Investment Advisory Agreement

The Current Investment Advisory Agreement is dated as of May 1, 2005, as amended and restated as of August 9, 2007 with regard to Transamerica Premier Focus Fund and Transamerica Premier Growth Opportunities Fund. The Current Advisory Agreement was most recently submitted to a vote of investors on [April 25, 2005].

Fund	Current Contractual Advisory Fee (as a percentage of average daily net assets)	Advisory Fees Paid During Fiscal Year Ended December 31, 2006***
Transamerica Premier Focus Fund	0.60%	$574,467
Transamerica Premier Equity Fund	Minimum Fee of 0.50%*, and Maximum Fee of 0.85% for the first $1 billion of assets; 0.82% of the next $1 billion of assets; and 0.80% of assets in excess of $2 billion	$3,148,486
Transamerica Premier Growth Opportunities Fund	0.60%	$887,550
Transamerica Premier Diversified Equity Fund	Minimum Fee of 0.50%*, and Maximum Fee of 0.75% for the first $1 billion of assets; 0.72% of the next $1 billion of assets; and 0.70% of assets in excess of $2 billion	$953,671
Transamerica Premier Balanced Fund	Minimum Fee of 0.50%**, and Maximum Fee of 0.75% for the first $1 billion of assets; 0.72% of the next $1 billion of assets; and 0.70% of assets in excess of $2 billion	$1,928,934
Transamerica Premier High Yield Bond Fund	0.53%	$563,543
Transamerica Premier Cash Reserve Fund	0.33%	$(52,156)
Transamerica Premier Institutional Equity Fund	0.73%	$272,986
Transamerica Premier Institutional Small Cap Value Fund	0.83%	$(43,612)
Transamerica Premier Institutional Diversified Equity Fund	0.73%	$(43,346)
Transamerica Premier Institutional Bond Fund	0.43%	$(50,358)

* The Premier Focus and Growth Opportunities Funds will pay the Advisory Fees at the annual rates shown above until April 30, 2008. Starting May 1, 2008, each of the Premier Focus and Growth Opportunities Funds will pay TIM an advisory fee with a performance-based component, so that if a Fund’s performance is greater than that of its benchmark, the S&P 500 Index for the Premier Focus Fund and the Russell 2500 Growth Index for the Premier Growth Opportunities Fund, TIM will earn more; and if it is less than that of the Index, TIM will earn less. The first component of TIM’s performance-based advisory fee will be a “base fee,” paid monthly, equal to 1/12th of 0.60% of daily net assets averaged over the most recent month (0.60% of average daily net assets on an annualized basis). The second component will be a performance adjustment that either increases or decreases the base fee, depending on how a Fund performed relative to its benchmark over a trailing 36-month period (the performance period). The performance adjustment will be calculated on the Fund’s net assets averaged over the performance period. The base fee will be accrued daily and paid monthly. When the Fund’s investment performance matches the investment record of the benchmark over the performance period, TIM will be entitled to receive only the base fee. Each month, if the investment performance of a Fund exceeds the investment record of the benchmark by 0.10 percentage point (0.10%) over the performance period, the performance adjustment will increase the monthly management fee paid to TIM by 1/12th of 0.01% of daily net assets averaged over the performance period. A similar increase will occur for each additional tenth of a percentage point by which the investment performance exceeds the investment record, reaching a maximum positive monthly adjustment of 1/12th of 0.40% of daily net assets averaged over the performance period if the Fund outperforms the investment record of its benchmark by 4 percentage points or more over the performance period. This maximum fee would correspond to a monthly advisory fee of 1/12th of 1.00% of average daily net assets if the Fund’s average daily net assets remain constant over the performance period. Similarly, if the investment performance of a Fund trails the investment record of the benchmark by 0.10 percentage point (0.10%) over the performance period, the performance adjustment will decrease the monthly advisory fee paid to TIM by 1/12th of 0.01% of daily net assets averaged over the performance period. A similar decrease will occur for each additional tenth of percentage point by which the investment performance trails the investment record, reaching a maximum negative monthly adjustment of 1/12th of 0.40% of daily net assets averaged over the performance period if the Fund underperforms the investment record of its benchmark by 4 percentage points or more over the performance period. This minimum fee would correspond to a monthly advisory fee of 1/12th of 0.20% of average daily net assets if the Fund’s average daily net assets remain constant over the performance period.

** The Premier Equity and Premier Diversified Equity Funds are subject to an expense cap (as a percentage of total Fund operating expenses) of 1.15%. The Premier Balanced Fund is subject to an expense cap (as a percentage of total Fund operating expenses) of 1.10%. If payment of the Maximum Fee would result in a Fund’s annualized operating expenses in any month to exceed the applicable expense cap, the advisory fee payable to TIM will reduce from the Maximum Fee (but not below the Minimum Fee) in an amount sufficient to limit annualized Fund operating expenses to the expense cap. If payment of the Minimum Fee would result in Fund operating expenses exceeding the expense cap, TIM and/or its affiliates will remit to the Fund an amount sufficient to limit annualized Fund operating expenses to the expense cap. If in any month a Fund’s annualized operating expenses (assuming payment of the Maximum Fee) are lower than the expense cap, TIM may recoup any previous reduction of adviser fees from the Maximum Fee during the then-current fiscal year and any amounts previously remitted to the Fund to maintain the expense cap during the then-current fiscal year, subject to maintenance of the expense cap and payment of an annual advisory fee that does not exceed the Maximum Fee. Following the end of each fiscal year, TIM will not be able to recoup advisory fee reductions or payments to a Fund during the prior fiscal year; and any necessary adjustments will be made in order to maintain the expense cap for that fiscal year.

*** Net Advisory Fee paid after fees/reimbursements

Appendix G

Fees Paid to TIM and Affiliates

The following table indicates amounts paid (after waivers and reimbursements, if any) by each Fund to TIM or an affiliate of TIM during the fiscal year ended December 31, 2006.

Fund	Management Fees	Administration Fees	Transfer Agency Fees
Transamerica Premier Focus Fund	$574,467	$31,789	$204,110
Transamerica Premier Equity Fund	$3,148,486	$49,519	$581,349
Transamerica Premier Growth Opportunities Fund	$887,550	$34,414	$281,133
Transamerica Premier Diversified Equity Fund	$953,671	$34,838	$483,494
Transamerica Premier Balanced Fund	$1,928,934	$42,016	$629,526
Transamerica Premier High Yield Bond Fund	$563,543	$31,886	$18,696
Transamerica Premier Cash Reserve Fund	$(52,156)	$28,302	$78,197
Transamerica Premier Institutional Equity Fund	$272,986	$28,565	$5,830
Transamerica Premier Institutional Small Cap Value Fund	$(43,612)	$26,400	$21
Transamerica Premier Institutional Diversified Equity Fund	$(43,346)	$26,397	$27
Transamerica Premier Institutional Bond Fund	$(50,358)	$26,420	$67

Appendix H

Other Funds Advised by TFAI and TIM

The following table lists certain information regarding funds for which TFAI and TIM provide investment advisory services, which have an investment objective similar to that of one of the Funds. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	Net Assets ($) (000s)	Advisory Fee (as a percentage of average daily net assets)*	Advisory Fee (after waivers, if any) ($) (000s)
Templeton Transamerica Global	$614,641	0.75%	$4,395
Transamerica Balanced	$81,621	0.80%	$613
Transamerica Convertible	$443,917	0.73%	$3,050
Transamerica Equity	$3,388,898	0.69%	$14,425
Transamerica Equity II	$19,409	0.30%	$58
Transamerica Growth Opportunities	$495,810	0.77%	$3,844
Transamerica Money Market	$498,447	0.35%	$1,646
Transamerica Science & Technology	$138,382	0.78%	$1,115
Transamerica Small/Mid Cap Value	$425,701	0.80%	$3,403
Transamerica U.S. Government	$172,642	0.55%	$1,024
Transamerica Value Balanced	$448,060	0.75%	$3,391
TA IDEX Templeton Transamerica Global	$264,891	0.80%	$2,090,130
TA IDEX Transamerica Balanced	$210,583	0.80%	$1,848,936
TA IDEX Transamerica Convertible	$273,026	0.75%	$1,750,906
TA IDEX Transamerica Equity	$1,729,897	0.74%	$4,724,483
TA IDEX Transamerica Flexible Income	$274,141	0.77%	$2,132,478
TA IDEX Transamerica Growth Opportunities	$359,149	0.78%	$2,893,470
TA IDEX Transamerica Money Market	$148,195	0.40%	$100,623
TA IDEX Transamerica Science & Technology	$69,511	0.78%	$530,103
TA IDEX Transamerica Short-Term Bond	$379,442	0.64%	$1,915,238
TA IDEX Transamerica Small/Mid Cap Value	$601,854	0.80%	$4,314,492
TA IDEX Transamerica Value Balanced	$64,387	0.75%	$452,363

* Advisory fee paid for the prior fiscal year, as a percent of the fund’s average daily net assets.

Appendix I

FORM OF INVESTMENT SUBADVISORY AGREEMENT

Transamerica Investment Management, LLC

This Agreement, entered into as of [                   ], 2008 by and between Transamerica Fund Advisors, Inc., a Florida corporation (referred to herein as “TFAI”) and Transamerica Investment Management, LLC, a Delaware limited liability company (referred to herein as “TIM”).

TFAI is the investment adviser to Transamerica Investors, Inc. (the “Corporation”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TFAI wishes to engage TIM to provide certain investment advisory services to each series of the Corporation listed on Schedule A hereto (each, a “Fund”). TIM desires to furnish services for the Corporation and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.         Appointment. In accordance with the Investment Advisory Agreement between the Corporation and TFAI (the “Advisory Agreement”), TFAI hereby appoints TIM to act as subadviser with respect to the Funds for the period and on the terms set forth in this Agreement. TIM accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.         Subadvisory Services. In its capacity as subadviser to each Fund, TIM shall have the following responsibilities:

(a)

Subject to the supervision of the Corporation’s Board of Directors (the “Board”) and TFAI, TIM shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to TIM by TFAI from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. TIM shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Corporation’s Articales of Incorporation and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to TIM. TIM is authorized as the agent of the Corporation to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

TIM will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which TIM or its affiliates exercise investment discretion. TIM is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TIM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TIM and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TIM’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with TIM which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, TIM agrees that it will not deal with itself, or with Directors of the Corporation or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which TIM or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TIM or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to TIM and its directors and officers.

(d)	TIM shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets.

3.         Delegation. TIM may delegate to any other one or more companies that TIM controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of TIM’s duties under this Agreement, provided in each case TIM will supervise the activities of each such entity or employees thereof, that such delegation will not relieve TIM of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

4.         Activities of TIM. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of TIM who may also be a Director, officer or employee of the Corporation or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of TIM to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for a Fund and one or more other accounts of TIM is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by TIM. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with TIM’s policies and procedures as presented to the Board from time to time.

5.         Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TFAI or TIM incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

Each Fund shall pay (i) fees payable to TFAI pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Corporation’s non-interested Directors; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Corporation’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Directors; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Corporation and TFAI); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Corporation for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Corporation on behalf of the Fund.

(b)	TFAI shall pay all expenses incurred by it in the performance of its duties under this Agreement. TFAI shall also pay all fees payable to TIM pursuant to this Agreement.
(c)

TIM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TIM shall authorize and permit any of its directors, officers and employees, who may be elected as Directors or officers of the Corporation, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Directors and officers.

6.         Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TFAI shall cause TIM to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TFAI shall furnish TIM with such other documents and information with regard to the Fund’s affairs as TIM may from time to time reasonably request.

(b)

TIM, at its expense, shall supply the Board, the officers of the Corporation and TFAI with all information and reports reasonably required by them and reasonably available to TIM relating to the services provided by TIM hereunder.

7.         Compensation of TIM. As compensation for the services performed by TIM, TFAI shall pay TIM out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due TIM for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

8.          Compensation of Directors, Officers and Employees. No Director, officer or employee of the Corporation or a Fund shall receive from the Corporation or the Fund any salary or other compensation as such Director, officer or employee while he is at the same time a director, officer, or employee of TIM or any affiliated company of TIM, except as the Board may decide. This paragraph shall not apply to Directors, executive committee members, consultants and other persons who are not regular members of TIM’s or any affiliated company’s staff.

9.         Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

10.       Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to TIM at its principal place of business, or by TIM upon not less than 90 days’ written notice to the Fund and TFAI, and will be terminated upon the mutual written consent of TFAI and TIM. This Agreement shall terminate automatically in the event of its assignment by TIM and shall not be assignable by TFAI without the consent of TIM. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

11.       Use of Name. If this Agreement is terminated with respect to any Fund and TIM no longer serves as subadviser to the Fund, TIM reserves the right to withdraw from the Corporation the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and TIM or any of its affiliates.

12.       Liability of TIM. TIM may rely on information reasonably believed by it to be accurate and reliable. TIM assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect TIM against any liability to TFAI or the Fund to which TIM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 12, the term “TIM” shall include any affiliates of TIM performing services for the Corporation or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of TIM and such affiliates.

13.       Meanings of Certain Terms. For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Corporation as agreed by the Corporation, TFAI and TIM.

15.       Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16.       Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.

By:
Name:
Title:

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

Schedule A

Fund	Investment Advisory Fee
Transamerica Premier Focus Fund	0.85% for the first $1 billion of assets in the Fund; 0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.
Transamerica Premier Growth Opportunities Fund	0.85% for the first $1 billion of assets in the Fund; 0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.
Transamerica Premier Equity Fund	0.85% for the first $1 billion of assets in the Fund; 0.82% of the next $1 billion; and 0.80% of assets in excess of $2 billion.
Transamerica Premier Diversified Equity Fund	0.75% for the first $1 billion of assets in the Fund; 0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.
Transamerica Premier Balanced Fund	0.75% for the first $1 billion of assets in the Fund; 0.72% of the next $1 billion; and 0.70% of assets in excess of $2 billion.
Transamerica Premier High Yield Bond Fund	0.53%
Transamerica Premier Cash Reserve Fund	0.33%
Transamerica Premier Institutional Equity Fund	0.73%
Transamerica Premier Institutional Small Cap Value Fund	0.83%
Transamerica Premier Institutional Diversified Equity Fund	0.73%
Transamerica Premier Institutional Bond Fund	0.43%

Appendix J

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

Audit Fees and Audit-Related Fees

(in thousands)

	Audit Fees		Audit-Related Fees
Fund	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2005
Transamerica Premier Focus Fund	13	16	1	2
Transamerica Premier Equity Fund	96	43	4	6
Transamerica Premier Growth Opportunities Fund	20	22	1	3
Transamerica Premier Diversified Equity Fund	31	24	2	3
Transamerica Premier Balanced Fund	50	56	3	8
Transamerica Premier High Yield Bond Fund	11	25	1	3
Transamerica Premier Cash Reserve Fund	9	7	-	1
Transamerica Premier Institutional Equity Fund	3	18	-	2
Transamerica Premier Institutional Small Cap Value Fund	-	-	-	-
Transamerica Premier Institutional Diversified Equity Fund	-	-	-	-
Transamerica Premier Institutional Bond Fund	-	-	-	-

Tax Fees and All Other Fees

(in thousands)

	Tax Fees		All Other Fees
Fund	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2005
Transamerica Premier Focus Fund	2	2	N/A	N/A
Transamerica Premier Equity Fund	14	6	N/A	N/A
Transamerica Premier Growth Opportunities Fund	3	3	N/A	N/A
Transamerica Premier Diversified Equity Fund	4	3	N/A	N/A
Transamerica Premier Balanced Fund	7	8	N/A	N/A
Transamerica Premier High Yield Bond Fund	2	4	N/A	N/A
Transamerica Premier Cash Reserve Fund	1	1	N/A	N/A
Transamerica Premier Institutional Equity Fund	-	3	N/A	N/A
Transamerica Premier Institutional Small Cap Value Fund	-	-	N/A	N/A
Transamerica Premier Institutional Diversified Equity Fund	-	-	N/A	N/A
Transamerica Premier Institutional Bond Fund	-	-	N/A	N/A

Appendix K

Beneficial Owners of 5% or More of the Outstanding Shares of Each Fund

As of the Record Date, the following persons owned of record the amounts indicated of the shares of the class of each applicable Fund as indicated.

Fund	Class	Percentage Ownership (%)	Name	Address
Transamerica Premier Focus Fund
Transamerica Premier Equity Fund
Transamerica Premier Growth Opportunities Fund
Transamerica Premier Diversified Equity Fund
Transamerica Premier Balanced Fund
Transamerica Premier High Yield Bond Fund
Transamerica Premier Cash Reserve Fund
Transamerica Premier Institutional Equity Fund
Transamerica Premier Institutional Small Cap Value Fund
Transamerica Premier Institutional Diversified Equity Fund
Transamerica Premier Institutional Bond Fund

PROXY	TRANSMERICA INVESTORS, INC. (the “Corporation”)	PROXY

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 30, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF THE FUNDS

The undersigned hereby appoint(s) John K. Carter, Dennis P. Gallagher, Elizabeth L. Belanger or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all shares of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of the Corporation’s administrator, Transamerica Fund Services, Inc., located at 570 Carillon Parkway, St. Petersburg, Florida 33716, on February 25, 2008, at 11:00 a.m. (Eastern time), and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-241-6192

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

______________________________________________________

Signature(s)

______________________________________________________

Signature(s)

______________________________________________________

Signature(s)

______________________________________________________

Date	[	]

FUND	FUND	FUND
Fund name Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	or VOTE BY PHONE	or VOTE BY MAIL	or VOTE IN PERSON
Log on to:	Call 1-866-241-6192	Vote, sign and date this Proxy	Attend Shareholder Meeting
https://vote.proxy-direct.com	Follow the recorded	Card and return in the	570 Carilon Parkway
Follow the on-screen instructions	instructions	postage-paid envelope	St. Petersburg, FL
available 24 hours	available 24 hours		on February 25, 2008

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: (

☐ To vote FOR all Proposals for all Funds mark this box. No other vote is necessary.

1.	To elect a new Board of Directors.
01. Sandra N. Bane	02. Leo J. Hill	03. Russell A. Kimball, Jr.	04. Norm R. Nielsen	05. John W. Waechter
06. Neal M. Jewell	07. Eugene M. Mannella	08. Joyce Galpern Norden	09. Patricia L. Sawyer 10. John K. Carter

To withhold your vote for any individual nominee(s), mark the “For All Except” box and write the number(s) of the applicable nominee(s) on the line provided.

FOR	WITHHOLD	FOR ALL	FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT	ALL	ALL	EXCEPT
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐ Fundname Drop-In 9 ☐ ☐ ☐ Fundname Drop-In 11 ☐ ☐ ☐	_________________ _________________ _________________ _________________ _________________ _________________	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐ Fundname Drop-In 10 ☐ ☐ ☐	_________________ _________________ _________________ _________________ _________________

2.	To approve a new Investment Advisory Agreement with Transamerica Fund Advisors, Inc.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐ Fundname Drop-In 10 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐ Fundname Drop-In 11 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐ Fundname Drop-In 9 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐

3.	To approve a new Investment Subadvisory Agreement between Transamerica Fund Advisors, Inc. and Transamerica Investment Management, LLC.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐ Fundname Drop-In 10 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐ Fundname Drop-In 11 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐ Fundname Drop-In 9 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐

4.

To vote on authorizing Transamerica Fund Advisors, Inc., with the approval of the Board of Directors of the Corporation, to select and change investment subadvisers for each Fund and enter into investment subadvisory agreements for each Fund without obtaining the approval of shareholders.

FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐ Fundname Drop-In 10 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐ Fundname Drop-In 11 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐ Fundname Drop-In 9 ☐ ☐ ☐

5.	To approve changes to the fundamental investment policies of your Fund(s) relating to:
5.a.	Borrowing.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐

5.b.	Senior Securities.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐

5.c.	Senior Securities and Borrowing.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐

5.d.Underwriting.

FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐ Fundname Drop-In 10 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐ Fundname Drop-In 11 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐ Fundname Drop-In 9 ☐ ☐ ☐

5.e.	Real Estate.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐ Fundname Drop-In 10 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐ Fundname Drop-In 11 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐ Fundname Drop-In 9 ☐ ☐ ☐

5.f.	Lending.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN

Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐ Fundname Drop-In 10 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐ Fundname Drop-In 11 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐ Fundname Drop-In 9 ☐ ☐ ☐

5.g.	Concentration.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐ Fundname Drop-In 10 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐ Fundname Drop-In 11 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐ Fundname Drop-In 9 ☐ ☐ ☐

5.h.	Commodities.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐ Fundname Drop-In 10 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐ Fundname Drop-In 11 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐ Fundname Drop-In 9 ☐ ☐ ☐

5.i.	Margin Activities.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐

5.j.	Short Selling.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN

Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐

5.k.	Diversification.
FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN	FOR	AGAINST ABSTAIN
Fundname Drop-In 1 ☐ ☐ ☐ Fundname Drop-In 4 ☐ ☐ ☐ Fundname Drop-In 7 ☐ ☐ ☐	Fundname Drop-In 2 ☐ ☐ ☐ Fundname Drop-In 5 ☐ ☐ ☐ Fundname Drop-In 8 ☐ ☐ ☐	Fundname Drop-In 3 ☐ ☐ ☐ Fundname Drop-In 6 ☐ ☐ ☐

6.	To transact such other business as may properly come before the Special Meeting of each Fund.